                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-4260

                   RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 5/31

Date of reporting period: 5/31

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
SHORT DURATION U.S. GOVERNMENT FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2009
(Prospectus also enclosed)

RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND SEEKS
TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT
INCOME AND SAFETY OF PRINCIPAL CONSISTENT WITH
INVESTMENT IN U.S. GOVERNMENT AND GOVERNMENT AGENCY
SECURITIES.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   28

Statement of Operations............   30

Statements of Changes in Net
  Assets...........................   31

Financial Highlights...............   32

Notes to Financial Statements......   38

Report of Independent Registered
  Public Accounting Firm...........   55

Federal Income Tax Information.....   57

Board Members and Officers.........   58

Approval of Investment Management
  Services Agreement...............   62

Proxy Voting.......................   65




--------------------------------------------------------------------------------
        RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Short Duration U.S. Government Fund (the Fund) Class A shares rose
  0.59% (excluding sales charge) for the 12 months ended May 31, 2009.

> The Fund underperformed its benchmark, the Barclays Capital U.S. 1-3 Year
  Government Index, which gained 5.34% during the same period.

> The Fund underperformed the Lipper Short U.S. Government Funds Index, representing the Fund's peer group, which advanced 3.96% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended May 31, 2009)
--------------------------------------------------------------------------------


                                  1 year  3 years  5 years  10 years
--------------------------------------------------------------------
RiverSource Short Duration U.S.
  Government Fund Class A
  (excluding sales charge)        +0.59%   +3.31%   +2.56%   +3.30%
--------------------------------------------------------------------
Barclays Capital U.S. 1-3 Year
  Government Index (unmanaged)    +5.34%   +5.86%   +4.24%   +4.78%
--------------------------------------------------------------------
Lipper Short U.S. Government
  Funds Index                     +3.96%   +4.63%   +3.53%   +4.08%
--------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds.

The 3.00% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MAY 31, 2009
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  8/19/95)                   +0.59%   +3.31%   +2.56%   +3.30%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                   -0.18%   +2.53%   +1.80%   +2.53%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -0.17%   +2.53%   +1.80%     N/A      +2.79%
---------------------------------------------------------------------------
Class I (inception 3/4/04)   +1.18%   +3.69%   +2.93%     N/A      +2.63%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                   +0.93%   +3.53%   +2.77%   +3.49%       N/A
---------------------------------------------------------------------------
Class W (inception
  12/1/06)                   +0.52%     N/A      N/A      N/A      +2.45%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  8/19/95)                   -2.44%   +2.26%   +1.94%   +2.99%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                   -5.06%   +1.26%   +1.44%   +2.53%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -1.15%   +2.53%   +1.80%     N/A      +2.79%
---------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 3.00%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third** years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

 *For classes with less than 10 years performance.
**For Class B shares purchased on or after June 13, 2009, the CDSC percentage for the third year will be 3%.


--------------------------------------------------------------------------------
        RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
   X                      HIGH
                          MEDIUM   QUALITY
                          LOW



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)     3.4 years
--------------------------------------
Effective duration(2)        2.2 years
--------------------------------------
Weighted average bond
  rating(3)                        AAA
--------------------------------------




ANNUAL OPERATING EXPENSE RATIO*
(as of the current prospectus)
--------------------------------------------------------------------------------

                     Total       Net
                     fund        fund
                   expenses  expenses(a)
----------------------------------------
Class A              1.02%      0.86%
----------------------------------------
Class B              1.78%      1.62%
----------------------------------------
Class C              1.78%      1.62%
----------------------------------------
Class I              0.60%      0.48%
----------------------------------------
Class R2(b)          1.40%      1.28%
----------------------------------------
Class R4             0.90%      0.78%
----------------------------------------
Class W              1.04%      0.93%
----------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.86% for Class A, 1.62% for Class B, 1.62% for Class C, 0.48% for Class I, 1.28% for Class R2, 0.78% for Class R4 and 0.93% for Class W.
(b) Inception date for Class R5 is Aug. 3, 2009.

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.


* Fund expense ratios are calculated based on the fund's average net assets during the fund's most recently completed fiscal year, and have not been adjusted for current asset levels, including any decrease or increase in assets, which, if adjusted, would result in expense ratios that are higher or lower, respectively, than those that are expressed herein. Any fee waivers/expense caps would limit the impact that any decrease in assets will have on net expense ratios in the current fiscal year.

Shares of the RiverSource Short Duration U.S. Government Fund are not insured or guaranteed by the U.S. government.


--------------------------------------------------------------------------------
4  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


There are risks associated with an investment in a bond fund, including the impact of interest rates and credit. These and other risk considerations are discussed in the Fund's prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.


--------------------------------------------------------------------------------
        RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Todd White became a Portfolio Manager of RiverSource Short Duration U.S. Government Fund effective November 17, 2008. John G. McColley joined Mr. White as Portfolio Manager of RiverSource Short Duration U.S. Government Fund effective March 25, 2009.

Dear Shareholders,

RiverSource Short Duration U.S. Government Fund (the Fund) Class A shares rose 0.59% (excluding sales charge) for the 12 months ended May 31, 2009. The Fund underperformed its benchmark, the Barclays Capital U.S. 1-3 Year Government Index (Barclays Index), which gained 5.34% during the same period. The Fund also underperformed the Lipper Short U.S. Government Funds Index, representing the Fund's peer group, which advanced 3.96% during the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
The annual period ended May 31, 2009 was a tale of two halves for the fixed income market. During the first half, interest rates across the

SECTOR DIVERSIFICATION(1) (at May 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Asset-Backed                                4.3%
------------------------------------------------
Commercial Mortgage-Backed                  3.5%
------------------------------------------------
Consumer Discretionary                      0.2%
------------------------------------------------
Energy                                      0.8%
------------------------------------------------
FDIC -- Insured Debt(2)                     4.6%
------------------------------------------------
Foreign Government                          1.4%
------------------------------------------------
Government Guaranteed(3)                    1.0%
------------------------------------------------
Industrials                                 0.1%
------------------------------------------------
Mortgage-Backed(4)                         46.8%
------------------------------------------------
Telecommunication                           1.8%
------------------------------------------------
U.S. Government Obligations & Agencies     30.3%
------------------------------------------------
Utilities                                   1.8%
------------------------------------------------
Other(5)                                    3.4%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of May 31, 2009. The Fund's composition is subject to change.
(2) Debt guaranteed under the FDIC's Temporary Liquidity Guarantee Program
    (TLGP).
(3) Debt guaranteed by the HM Treasury, United Kingdom.
(4) Of the 46.8%, 4.8% is due to forward commitment mortgage-backed securities activity. Short-term securities are held as collateral for these commitments.
(5) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
6  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Treasury yield curve declined dramatically as the economy weakened and the financial markets seized up. The Treasury yield curve steepened, meaning short-term rates declined more than long-term rates, as the Federal Reserve Board (the
Fed) reduced the targeted federal funds rate by 200 basis points (2.00%) by the end of December 2008, bringing it to a range of 0% to 0.25%. For non-Treasury sectors, spreads, or the difference in yields between these securities and Treasuries, widened, as a flight to quality intensified, with investor risk aversion remaining high.

Strong government response, led by the Fed, the Treasury Department and the Federal Deposit Insurance Corporation, helped stabilize the financial markets late in 2008. Since that time, interest rates across the Treasury yield curve rose, as the economy was seen as bottoming and financial conditions improved. Still, the Treasury

QUALITY BREAKDOWN
(at May 31, 2009; % of portfolio assets excluding cash equivalents)
--------------------------------------------------------------------------------

AAA bonds                             91.4%
-------------------------------------------
AA bonds                               0.7%
-------------------------------------------
A bonds                                3.9%
-------------------------------------------
BBB bonds                              3.4%
-------------------------------------------
Non-investment grade bonds             0.6%
-------------------------------------------


Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.



  Strong government response, led by the Fed, the Treasury Department and the Federal Deposit Insurance Corporation, helped stabilize the financial markets late in 2008.






--------------------------------------------------------------------------------
        RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



yield curve remained steep, as the Fed held the targeted federal funds rate near zero in an effort to stimulate economic activity. Spreads on non-Treasury sectors have tightened in 2009 in response to the credit and quantitative easing by the various government arms. Quantitative easing is essentially when the Fed actively purchases bonds in the open market.

For the annual period overall, the yield on the five-year U.S. Treasury was still nearly 100 basis points lower at May 31, 2009 than at the start of the fiscal year, despite a push higher in the latter months. Likewise, the Treasury yield curve was steeper at the end of the annual period than at the beginning. As for the non-Treasury sectors, performance of mortgage-backed securities became bifurcated for the annual period. The Fed's credit easing initiatives caused agency-issued mortgage-backed securities to outperform Treasuries for the 12-month period as a whole, while poor fundamentals and a lack of Fed sponsorship caused non-agency-issued mortgage-backed securities to lag.

The Fund lagged the Barclays Index due primarily to its exposure to mortgage-backed securities, both agency and non-agency issued, during the first half of the year, as this sector posted positive returns but significantly underperformed Treasuries during these months. Non-agency mortgage-backed securities, in particular, were hurt by a lack of liquidity and experienced more dramatic price depreciation than those mortgage securities backed by the federal government. Similarly, a sizable exposure to commercial mortgage-backed securities (CMBS) detracted from the Fund's results during the first half of the annual period as spreads widened. The Fund's position in Treasury Inflation Protected Securities, or TIPS, also hurt its performance during these months. TIPS underperformed nominal Treasury securities, or non-inflation protected Treasury securities, as deflationary fears emerged. During the second half of the fiscal year, the Fund was positioned with a slight yield curve flattening bias, which detracted as the yield curve remained steep.

The primary contributor to the Fund's performance during the first half of the annual period was its exposure to U.S. agency subordinated debt. Subordinated debt is debt that ranks below other securities with regard to claims on assets or earnings, but which typically offers a higher rate of return than senior debt due to the increased inherent risk. Subordinated debt of U.S. agencies is widely considered to be comparatively less risky

--------------------------------------------------------------------------------
8  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



and of greater quality than that of banks or other issuers. U.S. agency subordinated debt prices had become distressed based on the view that the federal government would not include the securities in programs to support the agencies. When the announcement was made that the agencies were being placed under conservatorship, subordinated debt payments were explicitly supported along with senior debt obligations.

Several additional factors added value to the Fund's results during the second six months of the fiscal year, in particular an overweight position in agency mortgage-backed securities. Though underperforming during the first half of the annual period, agency mortgage-backed securities outperformed Treasuries in 2009 through the end of May, as the Fed supported this fixed income sector. Significant exposure to CMBS and TIPS, which had also detracted during the first half, further boosted the Fund's performance during the second half of the annual period. CMBS showed improvement, buoyed by new Treasury Department programs designed to support this sector. TIPS also performed well, as concerns regarding deflation gradually began to subside.

The Fund's sizable exposure to asset-backed securities also contributed to its results during the second half of the annual period. Asset-backed securities' performance improved following the Fed's announcement of the Term Asset-Backed Securities Loan Facility (TALF), which is designed to improve liquidity in the asset-backed securities market and ultimately increase the availability of consumer lending. Lengthening the Fund's duration, relative to the Barclays Index, helped the Fund's performance during the second half of the fiscal year as well. Duration is a measure of the Fund's sensitivity to changes in interest rates.

CHANGES TO THE FUND'S PORTFOLIO
Since taking over management of the Fund, we reduced the Fund's positions in non-agency mortgage-backed securities and TIPS. We believe government supported agency mortgage-backed securities will continue to outperform non-agency mortgage-backed securities, and we believe prices on TIPS, which had performed well, began to imply a more reasonable assessment of future inflation. We correspondingly increased the Fund's exposure to asset-backed securities and agency debentures, both through senior and subordinated debt. We also initiated a modest exposure to investment grade corporate bonds, focusing Fund positions on utilities and

--------------------------------------------------------------------------------
        RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


less-cyclical industrials, and reduced the Fund's cash position materially. These shifts in allocation helped the Fund's performance.

Toward the end of the annual period, we shifted the Fund's duration back to a more neutral position, relative to the Barclays Index, given our view ahead for the economy and for interest rates. The Fund's portfolio turnover rate for the 12-month period was 271%.*

OUR FUTURE STRATEGY
Over the last few months of the annual period, we saw signs of stabilization in some areas of the economy, as nightmares of a coordinated collapse of the banking system subsided. As asset prices improved from their lows, so, too, did the lending environment, with corporate bond issuance increasing meaningfully. It seemed, at the end of May, that the vicious cycle of declining confidence, spending and market values finally abated as nascent signs of optimism emerged. Looking forward, we expect further signs of stabilization through the end of the second quarter and gradual expansion during the second half of the year. We believe that Gross Domestic Product is likely to grow at a below trend rate of approximately 1% during the second half of 2009, though with a cautionary note that the recovery may stall at some point during those months. We expect labor markets to lag, with the unemployment rate not peaking until the fourth quarter or beyond -- although we believe peak job losses may be behind us.

In the fixed income market, we expect that Treasuries will continue to lose appeal as a safe haven and prefer the value offered by other sectors. Indeed, in our view, the level of Treasury yields will remain volatile in the months ahead, given the dynamic of record Treasury issuance versus continued quantitative easing. Supply of U.S. Treasury securities is anticipated to continue at a rate of approximately $150 billion per month over the near term. Also causing volatility in the Treasury market may be the question of the sustainability of an improving economy against a still-challenged housing market. With the Fed likely to keep the targeted federal funds rate near zero for a considerable amount of time and the record Treasury issuance of long-term securities, the Treasury yield curve should remain steep.


--------------------------------------------------------------------------------
10  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Non-Treasury sectors with government sponsorship should remain firm. Sectors such as agency mortgage-backed securities and agency debentures already saw significant spread tightening in the last months of the fiscal year because of the Fed's support programs. Asset-backed securities could benefit going forward with the commencement of credit initiatives such as TALF and the Public-Private Investment Program, the latter of which has been proposed to further support asset prices of historically securitized products.

As always, our strategy is to provide added portfolio value with a moderate amount of risk. Quality issues and security selection remain a priority as we continue to seek attractive buying opportunities.





Todd White                                                            John McColley
Portfolio Manager                                                     Portfolio Manager



* A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes we made at the margin in response to valuations or market developments.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Short Duration U.S. Government Fund Class A shares (from 6/1/99 to 5/31/09) as compared to the performance of two widely cited performance indices, the Barclays Capital U.S. 1-3 Year Government Index and the Lipper Short U.S. Government Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 3.00%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at May 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $9,756   $10,694   $11,009    $13,424
------------------------------------------------------------------------------------------
        Average annual total return                  -2.44%    +2.26%    +1.94%     +2.99%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. 1-3 YEAR GOVERNMENT INDEX(1)
        Cumulative value of $10,000                 $10,534   $11,862   $12,310    $15,948
------------------------------------------------------------------------------------------
        Average annual total return                  +5.34%    +5.86%    +4.24%     +4.78%
------------------------------------------------------------------------------------------
LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX(2)
        Cumulative value of $10,000                 $10,396   $11,454   $11,892    $14,913
------------------------------------------------------------------------------------------
        Average annual total return                  +3.96%    +4.63%    +3.53%     +4.08%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND LINE GRAPH)

                     RIVERSOURCE SHORT
                       DURATION U.S.
                      GOVERNMENT FUND       BARCLAYS CAPITAL
                          CLASS A               U.S. 1-3           LIPPER SHORT
                      (INCLUDES SALES          YEAR U.S.         U.S. GOVERNMENT
                          CHARGE)         GOVERNMENT INDEX(1)     FUNDS INDEX(2)
                     -----------------    -------------------    ---------------
5/31/99                   $ 9,700                $10,000               $10,000
8/99                        9,643                 10,088                10,050
11/99                       9,814                 10,201                10,172
2/00                        9,724                 10,277                10,237
5/00                        9,700                 10,403                10,369
8/00                       10,018                 10,664                10,622
11/00                      10,278                 10,910                10,872
2/01                       10,585                 11,263                11,214
5/01                       10,688                 11,449                11,384
8/01                       10,912                 11,698                11,560
11/01                      11,122                 11,979                11,783
2/02                       11,207                 12,075                11,875
5/02                       11,306                 12,181                11,981
8/02                       11,550                 12,489                12,222
11/02                      11,629                 12,585                12,288
2/03                       11,798                 12,767                12,455
5/03                       11,858                 12,870                12,531
8/03                       11,749                 12,812                12,447
11/03                      11,813                 12,886                12,510
2/04                       11,963                 13,062                12,645
5/04                       11,830                 12,956                12,540
8/04                       11,954                 13,104                12,665
11/04                      11,931                 13,073                12,664
2/05                       11,939                 13,072                12,687
5/05                       12,057                 13,199                12,796
8/05                       12,112                 13,271                12,861
11/05                      12,083                 13,277                12,860
2/06                       12,194                 13,368                12,956
5/06                       12,177                 13,447                13,020
8/06                       12,424                 13,673                13,224
11/06                      12,617                 13,874                13,421
2/07                       12,725                 14,020                13,559
5/07                       12,801                 14,117                13,631
8/07                       12,972                 14,426                13,830
11/07                      13,250                 14,818                14,115
2/08                       13,405                 15,260                14,440
5/08                       13,346                 15,141                14,345
8/08                       13,212                 15,298                14,421
11/08                      13,039                 15,688                14,478
2/09                       13,158                 15,820                14,700
5/09                       13,424                 15,948                14,913




(1) The Barclays Capital U.S. 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of
    2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Short U.S. Government Funds Index includes the 30 largest short U.S. government funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE  ---------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 DEC. 1, 2008   MAY 31, 2009  THE PERIOD(A)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,029.60        $4.50(c)        .89%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.49        $4.48(c)        .89%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,025.60        $8.33(c)       1.65%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.70        $8.30(c)       1.65%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,025.60        $8.33(c)       1.65%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.70        $8.30(c)       1.65%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,033.70        $2.59(c)        .51%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.39        $2.57(c)        .51%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,032.40        $3.85(c)        .76%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.14        $3.83(c)        .76%
------------------------------------------------------------------------------------------

Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,031.40        $4.86(c)        .96%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.14        $4.84(c)        .96%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2009: +2.96% for Class A, +2.56% for Class B, +2.56% for Class C, +3.37% for Class I, +3.24% for Class R4 and +3.14% for Class W.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 0.86% for Class A, 1.62% for Class B, 1.62% for Class C, 0.48% for Class I, 0.78% for Class R4 and 0.93% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective June 1, 2009. Had this change been in place for the entire six month period ended May 31, 2009, the actual expenses paid would have been $4.35 for Class A, $8.18 for Class B, $8.18 for Class C, $2.43 for Class I, $3.95 for Class R4 and $4.71 for Class W; the hypothetical expenses paid would have been $4.33 for Class A, $8.15 for Class B, $8.15 for Class C, $2.42 for Class I, $3.93 for Class R4 and $4.68 for Class W.


--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

MAY 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (98.0%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOREIGN AGENCIES (0.9%)(C)
KfW
 04-16-12                              2.25%         $3,795,000            $3,836,662
 10-31-14                              5.00           2,600,000             2,784,189
                                                                      ---------------
Total                                                                       6,620,851
-------------------------------------------------------------------------------------

SUPRANATIONAL (0.5%)(c)
Asian Development Bank
 09-05-13                              3.63           3,726,000             3,836,280
-------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (32.6%)
Federal Home Loan Mtge Corp
 10-20-10                              1.38           3,545,000             3,549,718
 01-07-11                              1.50           9,070,000(p)          9,154,387
 03-15-11                              5.63           2,612,000(p)          2,821,684
 11-18-11                              1.75           6,355,000             6,372,947
 03-23-12                              2.13           7,420,000(p)          7,512,861
 06-13-18                              4.88           5,405,000(p)          5,782,949
Federal Natl Mtge Assn
 03-02-11                              2.00          12,270,000            12,365,669
 04-28-11                              1.38           5,685,000             5,715,953
 04-29-11                              1.15           3,121,000(l)          3,122,992
 05-18-12                              1.50           3,200,000(l)          3,193,509
 04-09-13                              3.25          14,350,000(p)         14,935,437
 07-17-13                              4.38           5,020,000             5,377,951
 01-02-14                              5.13          16,915,000            17,310,016
 02-05-14                              2.75          12,715,000(p)         12,772,216
 11-15-30                              6.63           1,945,000             2,371,214
U.S. Treasury
 06-30-10                              2.88           5,730,000(p)          5,875,267
 10-31-10                              1.50          18,575,000(p)         18,795,577
 05-31-11                              0.88          13,000,000(b)         12,987,780
 01-15-12                              1.13          17,000,000(p)         16,957,500
 04-15-12                              1.38           5,135,000(p)          5,140,618
 05-15-12                              1.38          15,000,000(p)         14,987,100
 02-15-14                              4.00           1,375,000             1,482,315
 04-30-14                              1.88           6,195,000(p)          6,065,277
 02-15-15                              4.00          17,240,000(p)         18,493,933
 02-15-19                              2.75           4,140,000(p)          3,890,648
 05-15-19                              3.13           7,500,000             7,285,575
U.S. Treasury Inflation-Indexed Bond
 01-15-14                              2.00           4,333,176(e)          4,464,873
                                                                      ---------------
Total                                                                     228,785,966
-------------------------------------------------------------------------------------

ASSET-BACKED (4.6%)
Ameriquest Mtge Securities
 Series 2005-R6 Cl A2
 08-25-35                              0.51           2,159,043(l)          1,859,664
Asset Backed Securities Corp Home Equity
 Series 2005-HE2 Cl M1
 02-25-35                              0.76           2,672,462(l)          2,107,001
Bank of America Credit Card Trust
 Series 2008-A5 Cl A5
 12-16-13                              1.54           1,825,000(l)          1,821,714
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
 03-20-10                              0.43             984,823(d,l)          979,675
Credit-Based Asset Servicing and Securitization LLC
 Series 2007-CB4 Cl A1A
 04-25-37                              0.40           3,285,082(l)          2,182,947
Deutsche Mtge Securities
 Collateralized Mtge Obligation
 Series 2009-RS2 Cl 4A1
 04-26-37                              0.44           3,880,000(d,m)        3,336,800
First Franklin Mtge Loan Asset-backed Ctfs
 Series 2005-FFH3 Cl 2A3
 09-25-35                              0.72           1,254,695(l)          1,147,357
First Franklin Mtge Loan Asset-backed Ctfs
 Series 2006-FF18 Cl A2A
 12-25-37                              0.38           1,641,466(l)          1,539,102
GSAMP Trust
 Series 2006-HE8 Cl A2A
 01-25-37                              0.38           3,943,311(l)          3,502,697
JPMorgan Mtge Acquisition Corp
 Series 2006-HE2 Cl A3
 07-25-36                              0.53           3,506,268(l)          3,026,046


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ASSET-BACKED (CONT.)
NovaStar Home Equity Loan
 Series 2006-4 Cl A2A (MGIC)
 09-25-36                              0.35%         $1,618,243(i,l)       $1,533,626
NovaStar Home Equity Loan
 Series 2007-2 Cl A2A
 09-25-37                              0.40           2,467,013(l)          2,042,502
Residential Asset Securities
 Series 2007-KS3 Cl AI2
 12-25-32                              0.49           4,050,000(l)          2,177,472
Structured Asset Investment Loan Trust
 Series 2005-9 Cl A5
 11-25-10                              0.54           3,749,663(l)          3,192,835
Structured Asset Securities Corp
 Collateralized Mtge Obligation
 Series 2006-NC1 Cl A6
 05-25-36                              0.36           2,205,069(m)          2,045,834
                                                                      ---------------
Total                                                                      32,495,272
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (3.7%)(f)
Crown Castle Towers LLC
 Series 2005-1A Cl AFX
 06-15-35                              4.64           3,525,000(d)          3,436,875
Federal Home Loan Mtge Corp
 Multifamily Structured Pass-Through Ctfs
 Series K001 Cl A2
 04-25-16                              5.65           5,402,714             5,884,186
Federal Natl Mtge Assn #381990
 10-01-09                              7.11           4,023,504             4,021,147
GE Capital Commercial Mtge
 Series 2001-3 Cl A1
 06-10-38                              5.56           5,714,888             5,798,287
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
 01-12-37                              4.18           7,135,074             7,081,672
                                                                      ---------------
Total                                                                      26,222,167
-------------------------------------------------------------------------------------

MORTGAGE-BACKED (50.5%)(f,o)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
 03-25-37                              6.18           1,584,469(m)            928,123
American Home Mtge Assets
 Collateralized Mtge Obligation
 Series 2007-2 Cl A2A
 03-25-47                              0.47           3,162,944(m)            751,675
American Home Mtge Investment Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl GA1C
 05-25-47                              0.50           4,151,613(m)          1,615,834
Citigroup Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR9 Cl 1A1
 11-25-36                              0.38             510,470(l)            426,900
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
 04-25-35                              7.50           1,278,861               828,973
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-OA11 Cl A3B1
 09-25-46                              0.49           2,693,863(l)          1,835,562
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OA9 Cl A2
 06-25-47                              0.66           5,396,281(l)          1,327,812
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
 01-25-38                              0.81           3,616,229(l)            383,359
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
 06-25-35                              7.00           3,924,101(d)          3,127,018
Federal Home Loan Mtge Corp #1G0847
 07-01-35                              4.71           6,224,439(m)          6,336,940
Federal Home Loan Mtge Corp #1G2264
 10-01-37                              6.02           5,635,953(m)          5,881,151
Federal Home Loan Mtge Corp #1G2598
 01-01-37                              6.09           2,029,677(m)          2,125,973
Federal Home Loan Mtge Corp #1J0614
 09-01-37                              5.68           2,801,415(m)          2,926,778
Federal Home Loan Mtge Corp #A18107
 01-01-34                              5.50           2,705,069             2,803,382


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #A57402
 02-01-37                              5.00%         $2,180,719            $2,233,306
Federal Home Loan Mtge Corp #A74027
 03-01-38                              5.00           1,290,117             1,321,156
Federal Home Loan Mtge Corp #A74458
 03-01-38                              5.00             704,887               721,845
Federal Home Loan Mtge Corp #A78592
 06-01-38                              5.00             494,336               506,229
Federal Home Loan Mtge Corp #A78614
 06-01-38                              5.00             329,979               337,918
Federal Home Loan Mtge Corp #A82611
 10-01-38                              5.00             490,670               502,475
Federal Home Loan Mtge Corp #A82694
 10-01-38                              5.00             172,812               176,970
Federal Home Loan Mtge Corp #A82811
 11-01-38                              5.00             748,683               766,695
Federal Home Loan Mtge Corp #A83067
 11-01-38                              5.00             184,005               188,432
Federal Home Loan Mtge Corp #A83590
 12-01-38                              5.00             218,563               223,821
Federal Home Loan Mtge Corp #A84206
 01-01-38                              5.00             115,814               118,734
Federal Home Loan Mtge Corp #C00351
 07-01-24                              8.00             215,238               238,273
Federal Home Loan Mtge Corp #C00385
 01-01-25                              9.00             358,166               399,712
Federal Home Loan Mtge Corp #C80329
 08-01-25                              8.00              62,965                69,851
Federal Home Loan Mtge Corp #E00398
 10-01-10                              7.00             129,553               133,878
Federal Home Loan Mtge Corp #E81240
 06-01-15                              7.50           2,552,496             2,713,846
Federal Home Loan Mtge Corp #E90650
 07-01-12                              5.50              85,064                87,423
Federal Home Loan Mtge Corp #E92454
 11-01-17                              5.00           2,184,774             2,278,899
Federal Home Loan Mtge Corp #G00363
 06-01-25                              8.00             262,684               291,412
Federal Home Loan Mtge Corp #G00501
 05-01-26                              9.00             470,374               525,824
Federal Home Loan Mtge Corp #G04699
 09-01-38                              5.00             678,733               695,062
Federal Home Loan Mtge Corp #G04710
 09-01-38                              6.00           1,784,488             1,868,482
Federal Home Loan Mtge Corp #G04723
 03-01-38                              5.00              91,275                93,476
Federal Home Loan Mtge Corp #G05198
 12-01-37                              5.00             917,497               940,052
Federal Home Loan Mtge Corp #G05290
 02-01-39                              5.00           1,264,854             1,295,284
Federal Home Loan Mtge Corp #G05306
 12-01-38                              5.00              31,074                31,821
Federal Home Loan Mtge Corp #G08307
 11-01-38                              5.00           1,886,530             1,931,916
Federal Home Loan Mtge Corp #G10669
 03-01-12                              7.50             812,132               859,829
Federal Home Loan Mtge Corp #G11243
 04-01-17                              6.50          10,078,382            10,673,700
Federal Home Loan Mtge Corp #G12100
 11-01-13                              5.00           2,237,036             2,295,490
Federal Home Loan Mtge Corp #M30074
 09-01-09                              6.50               3,132                 3,143
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 11 Cl B
 01-01-20                              7.58               6,376(j)              1,470
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2471 Cl SI
 03-15-32                             52.06           1,184,043(j)            116,610
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2783 Cl MI
 03-15-25                            307.69             415,971(j)                108
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2617 Cl HD
 06-15-16                              7.00           4,484,335             4,732,992
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 3346 Cl FA
 02-15-19                              0.57           7,691,874(l)          7,582,934


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
 06-01-24                              5.50%           $475,000(b)           $495,633
 06-01-39                              4.50          25,225,000(b)         25,414,187
Federal Natl Mtge Assn #125032
 11-01-21                              8.00             105,728               117,305
Federal Natl Mtge Assn #190129
 11-01-23                              6.00             804,329               848,133
Federal Natl Mtge Assn #190353
 08-01-34                              5.00           5,924,836             6,084,128
Federal Natl Mtge Assn #190988
 06-01-24                              9.00             178,540               195,906
Federal Natl Mtge Assn #254384
 06-01-17                              7.00             246,334               262,421
Federal Natl Mtge Assn #254454
 08-01-17                              7.00             459,380               489,379
Federal Natl Mtge Assn #254723
 05-01-23                              5.50           7,296,383             7,593,505
Federal Natl Mtge Assn #254757
 05-01-13                              5.00           4,875,017             5,070,969
Federal Natl Mtge Assn #255501
 09-01-14                              6.00             495,141               517,563
Federal Natl Mtge Assn #303885
 05-01-26                              7.50             395,348               436,252
Federal Natl Mtge Assn #313007
 07-01-11                              7.50              84,491                87,814
Federal Natl Mtge Assn #336512
 02-01-26                              6.00              43,385                45,816
Federal Natl Mtge Assn #357485
 02-01-34                              5.50          10,804,551            11,218,725
Federal Natl Mtge Assn #407327
 01-01-14                              5.50             276,608               291,032
Federal Natl Mtge Assn #456374
 12-01-13                              5.50             501,560               527,714
Federal Natl Mtge Assn #508402
 08-01-14                              6.50             220,317               233,520
Federal Natl Mtge Assn #545818
 07-01-17                              6.00          10,126,036            10,690,737
Federal Natl Mtge Assn #545864
 08-01-17                              5.50           8,611,000             9,056,461
Federal Natl Mtge Assn #545910
 08-01-17                              6.00           1,575,077             1,661,789
Federal Natl Mtge Assn #555063
 11-01-17                              5.50           6,325,348             6,655,454
Federal Natl Mtge Assn #555367
 03-01-33                              6.00           7,889,568             8,337,464
Federal Natl Mtge Assn #579485
 04-01-31                              6.50           2,021,663(q)          2,186,861
Federal Natl Mtge Assn #593829
 12-01-28                              7.00           1,349,555             1,478,047
Federal Natl Mtge Assn #601416
 11-01-31                              6.50             749,741               813,174
Federal Natl Mtge Assn #630993
 09-01-31                              7.50           2,064,121             2,279,529
Federal Natl Mtge Assn #648040
 06-01-32                              6.50           2,039,875             2,197,583
Federal Natl Mtge Assn #648349
 06-01-17                              6.00           5,611,149             5,925,164
Federal Natl Mtge Assn #651284
 07-01-17                              6.00           1,099,903             1,161,956
Federal Natl Mtge Assn #662866
 11-01-17                              6.00           1,009,492             1,070,407
Federal Natl Mtge Assn #665752
 09-01-32                              6.50           1,125,872             1,212,917
Federal Natl Mtge Assn #670782
 11-01-12                              5.00             193,702               201,367
Federal Natl Mtge Assn #670830
 12-01-12                              5.00             243,703               250,100
Federal Natl Mtge Assn #671415
 01-01-10                              5.00             137,036               138,523
Federal Natl Mtge Assn #678940
 02-01-18                              5.50           1,721,771             1,811,824
Federal Natl Mtge Assn #686227
 02-01-18                              5.50           2,310,129             2,430,921
Federal Natl Mtge Assn #696837
 04-01-18                              5.50           2,501,023             2,631,713
Federal Natl Mtge Assn #704610
 06-01-33                              5.50           9,256,205(q)          9,611,025
Federal Natl Mtge Assn #712602
 06-01-13                              5.00             585,408               608,939
Federal Natl Mtge Assn #722325
 07-01-33                              4.96           4,419,062(m)          4,561,965
Federal Natl Mtge Assn #725232
 03-01-34                              5.00           8,732,366             8,975,325
Federal Natl Mtge Assn #725425
 04-01-34                              5.50           7,904,430             8,203,004


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #725431
 08-01-15                              5.50%         $5,408,796            $5,690,834
Federal Natl Mtge Assn #725773
 09-01-34                              5.50           6,712,159             6,965,263
Federal Natl Mtge Assn #730632
 08-01-33                              4.01           1,296,527(m)          1,328,664
Federal Natl Mtge Assn #735212
 12-01-34                              5.00           5,284,101             5,426,166
Federal Natl Mtge Assn #735578
 06-01-35                              5.00           3,967,190             4,071,370
Federal Natl Mtge Assn #739243
 09-01-33                              6.00           2,580,615             2,750,639
Federal Natl Mtge Assn #739331
 09-01-33                              6.00           1,347,318             1,422,123
Federal Natl Mtge Assn #743524
 11-01-33                              5.00           2,709,728             2,785,120
Federal Natl Mtge Assn #745275
 02-01-36                              5.00             919,886               944,043
Federal Natl Mtge Assn #753508
 11-01-33                              5.00           2,769,842             2,846,907
Federal Natl Mtge Assn #791447
 10-01-34                              6.00           3,978,422             4,191,848
Federal Natl Mtge Assn #797046
 07-01-34                              5.50           2,669,459             2,770,119
Federal Natl Mtge Assn #799769
 11-01-34                              5.04           3,066,498(m)          3,174,531
Federal Natl Mtge Assn #801344
 10-01-34                              5.08           3,149,346(m)          3,239,921
Federal Natl Mtge Assn #815463
 02-01-35                              5.50           1,737,096             1,802,599
Federal Natl Mtge Assn #832641
 09-01-35                              6.00           5,866,125             6,158,820
Federal Natl Mtge Assn #849082
 01-01-36                              5.83           2,545,481(m)          2,680,284
Federal Natl Mtge Assn #849170
 01-01-36                              5.93           2,801,968(m)          2,950,823
Federal Natl Mtge Assn #878661
 02-01-36                              5.50           7,000,101             7,194,792
Federal Natl Mtge Assn #883267
 07-01-36                              6.50           3,980,832             4,297,944
Federal Natl Mtge Assn #887403
 07-01-36                              7.00           2,455,234             2,676,772
Federal Natl Mtge Assn #888989
 06-01-37                              5.99           4,964,436(m)          5,246,334
Federal Natl Mtge Assn #902818
 11-01-36                              5.91           1,982,527(m)          2,065,793
Federal Natl Mtge Assn #919341
 05-01-37                              6.50           2,921,054             3,116,144
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 163 Cl 2
 07-25-22                             22.15             440,083(j)             72,282
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-18 Cl SE
 02-25-32                             39.01           2,396,640(j)            285,189
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-26 Cl MI
 03-25-23                             20.86           1,324,839(j)            131,474
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
 07-25-33                             29.02           3,261,423(j)            339,766
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
 12-25-31                             22.49           1,752,360(j)            148,381
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 36 Cl 2
 08-01-18                             26.78               3,749(j)                624
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 70 Cl 2
 01-15-20                             27.28             166,984(j)             33,230


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Principal Only
 Series G-15 Cl A
 06-25-21                              2.49%            $22,103(k)            $20,297
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-W11 Cl A1
 06-25-33                              5.40             103,627(m)            103,745
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2004-60 Cl PA
 04-25-34                              5.50           2,859,415             2,970,046
Govt Natl Mtge Assn
 06-01-39                              4.50           5,000,000(b)          5,043,750
 06-01-39                              5.50           5,000,000(b)          5,179,725
Govt Natl Mtge Assn #608948
 06-15-36                              6.00              15,146                15,843
Govt Natl Mtge Assn #615740
 08-15-13                              6.00             536,542               566,532
Govt Natl Mtge Assn #646487
 04-15-36                              6.00              65,313                68,318
Govt Natl Mtge Assn #651914
 04-15-36                              6.00             206,234               215,721
Govt Natl Mtge Assn #657503
 07-15-36                              6.00             297,959               311,666
Govt Natl Mtge Assn #676516
 02-15-38                              6.00              32,179                33,649
Govt Natl Mtge Assn #677228
 08-15-38                              6.00             763,321               798,195
Govt Natl Mtge Assn #677322
 09-15-38                              6.00           4,484,529             4,689,416
Govt Natl Mtge Assn #677589
 12-15-37                              6.00             391,977               410,253
Govt Natl Mtge Assn #678095
 01-15-39                              6.00             237,962               248,834
Govt Natl Mtge Assn #678101
 01-15-39                              6.00             372,126               389,128
Govt Natl Mtge Assn #680678
 01-15-38                              6.00              59,461                62,177
Govt Natl Mtge Assn #685300
 11-15-38                              6.00              99,907               104,471
Govt Natl Mtge Assn #689460
 07-15-38                              6.00              30,571                31,968
Govt Natl Mtge Assn #695654
 10-15-38                              6.00              23,657                24,738
Govt Natl Mtge Assn #699277
 09-15-38                              6.00              23,577                24,655
Govt Natl Mtge Assn #700159
 01-15-39                              6.00             304,398               318,305
Govt Natl Mtge Assn #700743
 10-15-38                              6.00             213,079               222,814
Govt Natl Mtge Assn #701589
 01-15-39                              6.00             378,659               395,958
Govt Natl Mtge Assn #781507
 09-15-14                              6.00           2,531,716             2,640,536
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-62 Cl IC
 03-20-29                          8,876.79             395,732(j)              1,191
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 3A
 06-19-34                              1.08             317,838(m)            141,797
Lehman XS Trust
 Series 2006-16N Cl A1B
 11-25-46                              0.43           1,509,715(l)          1,209,748
Morgan Stanley Mtge Loan Trust
 Series 2006-13AX Cl A1
 10-25-36                              0.40           1,720,974(l)          1,136,508
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2002-QS14 Cl A12
 09-25-32                              5.50           5,609,926             4,603,673
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
 12-25-35                              5.50           2,731,470             2,284,832
                                                                      ---------------
Total                                                                     353,418,087
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

ELECTRIC (0.7%)
FirstEnergy
 Sr Unsecured Series B
 11-15-11                              6.45%         $1,330,000            $1,390,017
NiSource Finance
 11-15-10                              7.88           3,590,000             3,653,321
                                                                      ---------------
Total                                                                       5,043,338
-------------------------------------------------------------------------------------

GAS PIPELINES (1.2%)
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                              7.75           2,120,000             2,203,723
Northern Natural Gas
 Sr Unsecured
 06-01-11                              7.00           1,275,000(d)          1,378,610
Transcontinental Gas Pipe Line LLC
 Sr Unsecured Series B
 08-15-11                              7.00           4,895,000             5,134,244
                                                                      ---------------
Total                                                                       8,716,577
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.9%)
Anadarko Finance
 Series B
 05-01-11                              6.75           3,595,000(c)          3,748,446
Devon Financing
 09-30-11                              6.88           2,060,000(c)          2,233,085
                                                                      ---------------
Total                                                                       5,981,531
-------------------------------------------------------------------------------------

MEDIA CABLE (0.2%)
Comcast
 03-15-11                              5.50           1,440,000             1,510,109
-------------------------------------------------------------------------------------

RAILROADS (0.2%)
CSX
 Sr Unsecured
 03-15-11                              6.75           1,065,000             1,114,750
-------------------------------------------------------------------------------------

WIRELINES (2.0%)
AT&T
 Sr Unsecured
 03-15-11                              6.25           3,590,000             3,824,316
Telefonica Emisiones SAU
 06-20-11                              5.98           1,065,000(c)          1,124,736
Telefonica Europe
 09-15-10                              7.75           1,065,000(c)          1,129,774
TELUS
 Sr Unsecured
 06-01-11                              8.00           3,565,000(c)          3,832,699
Verizon Pennsylvania
 Sr Unsecured Series A
 11-15-11                              5.65           3,725,000             3,930,847
                                                                      ---------------
Total                                                                      13,842,372
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $692,068,548)                                                     $687,587,300
-------------------------------------------------------------------------------------


FDIC-INSURED DEBT (5.0%)(g)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
Bank of America
 FDIC Govt Guaranty
 04-30-12                              2.10%         $6,455,000(p)         $6,502,051
General Electric Capital
 FDIC Govt Guaranty
 03-11-11                              1.80           9,635,000             9,744,410
Goldman Sachs
 Group FDIC Govt Guaranty
 07-15-11                              1.63           7,750,000(p)          7,801,414
JPMorgan Chase & Co
 FDIC Govt Guaranty
 02-23-11                              1.65           2,655,000(p)          2,680,716
Morgan Stanley
 FDIC Govt Guaranty
 02-10-12                              1.24           8,300,000             8,340,454
-------------------------------------------------------------------------------------
TOTAL FDIC-INSURED DEBT
(Cost: $34,778,501)                                                       $35,069,045
-------------------------------------------------------------------------------------



GOVERNMENT GUARANTEED (1.1%)(h)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UK Barclays Bank
 Govt Guaranty
 03-05-12                              2.70%         $7,440,000(c,d)       $7,535,582
-------------------------------------------------------------------------------------
TOTAL GOVERNMENT GUARANTEED
(Cost: $7,433,602)                                                         $7,535,582
-------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


MONEY MARKET FUND (3.6%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.27%              25,429,221(n)        $25,429,221
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $25,429,221)                                                       $25,429,221
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (14.6%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                    102,551,624          $102,551,624
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $102,551,624)                                                     $102,551,624
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $862,261,496)(r)                                                  $858,172,772
=====================================================================================



INVESTMENTS IN DERIVATIVES




FUTURES CONTRACTS OUTSTANDING AT MAY 31, 2009



                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
U.S. Long Bond, 20-year          13         $1,529,531   Sept. 2009           $4,855
U.S. Treasury Note, 2-
  year                          646        140,060,875    Oct. 2009           (9,128)
U.S. Treasury Note, 3-
  year                          (70)       (15,788,281)   July 2009           (6,686)
U.S. Treasury Note, 5-
  year                         (669)       (77,886,238)   July 2009          685,159
U.S. Treasury Note, 10-
  year                         (139)       (16,488,875)   June 2009          326,625
U.S. Treasury Note, 10-
  year                          (75)        (8,775,000)  Sept. 2009          (97,396)
------------------------------------------------------------------------------------
Total                                                                       $903,429
------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 1 to the financial statements.

(b) At May 31, 2009, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $48,991,523. See Note 1 to the financial statements.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2009, the value of foreign securities represented 4.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2009, the value of these securities amounted to $19,794,560 or 2.8% of net assets.


--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

(e) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) This debt is guaranteed under the FDIC's Temporary Liquidity Guarantee Program (TLGP) and is backed by the full faith and credit of the United States.

(h)  This debt is guaranteed by the HM Treasury, United Kingdom.

(i) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

     MGIC  -- Mortgage Guaranty Insurance Corporation


(j) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at May 31, 2009.

(k) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at May 31, 2009.

(l) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 2009.

(m) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on May 31, 2009.

(n) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at May 31, 2009.


--------------------------------------------------------------------------------
24  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(o) Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at May 31, 2009:

                               PRINCIPAL    SETTLEMENT     PROCEEDS
     SECURITY                    AMOUNT        DATE       RECEIVABLE      VALUE
     -----------------------------------------------------------------------------
     Federal Natl Mtge Assn
      05-01-39 6.00%           $4,000,000    06-11-09     $4,175,000    $4,187,500
      06-01-39 5.00            10,000,000    06-11-09     10,137,890    10,237,500


(p) At May 31, 2009, security was partially or fully on loan. See Note 6 to the financial statements.

(q) At May 31, 2009, investments in securities included securities valued at $774,454 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(r) At May 31, 2009, the cost of securities for federal income tax purposes was $871,890,260 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $15,870,846
     Unrealized depreciation                         (29,588,334)
     -----------------------------------------------------------
     Net unrealized depreciation                    $(13,717,488)
     -----------------------------------------------------------




--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------



FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosures relating to the fair valuation of securities for financial statement purposes.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of May 31, 2009:

                                         FAIR VALUE AT MAY 31, 2009
                        ------------------------------------------------------------
                             LEVEL 1         LEVEL 2
                          QUOTED PRICES       OTHER         LEVEL 3
                            IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                           MARKETS FOR      OBSERVABLE   UNOBSERVABLE
DESCRIPTION             IDENTICAL ASSETS      INPUTS        INPUTS         TOTAL
------------------------------------------------------------------------------------
Investments in
  securities               $239,942,437    $611,921,465    $6,308,870   $858,172,772
Other financial
  instruments*                  903,429              --            --        903,429
------------------------------------------------------------------------------------
Total                      $240,845,866    $611,921,465    $6,308,870   $859,076,201
------------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as futures, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                 INVESTMENTS IN
                                                   SECURITIES
---------------------------------------------------------------
Balance as of May 31, 2008                         $16,535,423
  Accrued discounts/premiums                           100,303
  Realized gain (loss)                                (387,893)
  Change in unrealized appreciation
    (depreciation)*                                   (363,113)
  Net purchases (sales)                             (5,298,292)
  Transfers in and/or out of Level 3                (4,277,558)
---------------------------------------------------------------
Balance as of May 31, 2009                          $6,308,870
---------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2009 was $(824,895).



--------------------------------------------------------------------------------
26  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  27

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
MAY 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $734,280,651)                    $730,191,927
  Affiliated money market fund (identified cost $25,429,221)                25,429,221
  Investments of cash collateral received for securities on loan
    (identified cost $102,551,624)                                         102,551,624
--------------------------------------------------------------------------------------
Total investments in securities (identified cost $862,261,496)             858,172,772
Capital shares receivable                                                      752,784
Dividends and accrued interest receivable                                    3,781,009
Receivable for investment securities sold                                   87,645,201
--------------------------------------------------------------------------------------
Total assets                                                               950,351,766
--------------------------------------------------------------------------------------
LIABILITIES
Forward sale commitments, at value (proceeds receivable $14,312,890)        14,425,000
Dividends payable to shareholders                                              175,365
Capital shares payable                                                         927,045
Payable for investment securities purchased                                 80,449,998
Payable for securities purchased on a forward-commitment basis              48,991,523
Payable upon return of securities loaned                                   102,551,624
Variation margin payable on futures contracts                                  467,305
Accrued investment management services fees                                      9,213
Accrued distribution fees                                                      134,353
Accrued transfer agency fees                                                     3,282
Accrued administrative services fees                                             1,316
Accrued plan administration services fees                                          848
Other accrued expenses                                                         575,682
--------------------------------------------------------------------------------------
Total liabilities                                                          248,712,554
--------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $701,639,212
--------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $  1,514,025
Additional paid-in capital                                                 802,474,911
Undistributed net investment income                                            430,828
Accumulated net realized gain (loss)                                       (99,483,147)
Unrealized appreciation (depreciation) on investments                       (3,297,405)
--------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $701,639,212
--------------------------------------------------------------------------------------
*Including securities on loan, at value                                   $132,128,881
--------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
28  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $529,368,837          114,236,678                       $4.63(1)
Class B                     $113,216,242           24,431,558                       $4.63
Class C                     $ 12,866,781            2,776,585                       $4.63
Class I                     $ 41,851,347            9,022,598                       $4.64
Class R4                    $  4,331,129              934,061                       $4.64
Class W                     $      4,876                1,053                       $4.63
-----------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $4.77. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  29

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED MAY 31, 2009


INVESTMENT INCOME
Income:
Interest                                                      $ 29,489,899
Income distributions from affiliated money market fund              64,532
Fee income from securities lending                                 259,895
  Less foreign taxes withheld                                       (2,823)
--------------------------------------------------------------------------
Total income                                                    29,811,503
--------------------------------------------------------------------------
Expenses:
Investment management services fees                              3,665,529
Distribution fees
  Class A                                                        1,393,600
  Class B                                                        1,284,921
  Class C                                                          111,382
  Class W                                                               11
Transfer agency fees
  Class A                                                          979,619
  Class B                                                          240,149
  Class C                                                           20,239
  Class R4                                                           2,188
  Class W                                                               10
Administrative services fees                                       521,265
Plan administration services fees -- Class R4                       10,939
Compensation of board members                                       22,801
Custodian fees                                                      73,685
Printing and postage                                               107,869
Registration fees                                                   95,951
Professional fees                                                   53,153
Other                                                               31,755
--------------------------------------------------------------------------
Total expenses                                                   8,615,066
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                (987,699)
  Earnings and bank fee credits on cash balances                    (8,100)
--------------------------------------------------------------------------
Total net expenses                                               7,619,267
--------------------------------------------------------------------------
Investment income (loss) -- net                                 22,192,236
--------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                        (16,858,870)
  Futures contracts                                             (7,152,235)
--------------------------------------------------------------------------
Net realized gain (loss) on investments                        (24,011,105)
Net change in unrealized appreciation (depreciation) on
  investments                                                    4,441,905
--------------------------------------------------------------------------
Net gain (loss) on investments                                 (19,569,200)
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $  2,623,036
--------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED MAY 31,                                                     2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $  22,192,236  $  29,999,961
Net realized gain (loss) on investments                         (24,011,105)     1,099,985
Net change in unrealized appreciation (depreciation) on
  investments                                                     4,441,905       (800,569)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      2,623,036     30,299,377
------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                     (16,331,022)   (21,333,414)
    Class B                                                      (2,826,872)    (5,699,109)
    Class C                                                        (237,025)      (312,941)
    Class I                                                      (2,172,593)    (2,868,438)
    Class R4                                                       (134,786)      (183,760)
    Class W                                                            (139)          (196)
------------------------------------------------------------------------------------------
Total distributions                                             (21,702,437)   (30,397,858)
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                246,924,684    206,496,511
  Class B shares                                                 33,777,836     42,734,598
  Class C shares                                                  7,040,083      2,621,382
  Class I shares                                                 13,901,496     69,048,377
  Class R4 shares                                                 2,274,007      2,801,130
Reinvestment of distributions at net asset value
  Class A shares                                                 14,899,763     19,605,781
  Class B shares                                                  2,659,409      5,406,615
  Class C shares                                                    215,459        299,079
  Class I shares                                                  2,176,497      2,844,139
  Class R4 shares                                                   134,521        185,296
Payments for redemptions
  Class A shares                                               (258,638,948)  (200,741,788)
  Class B shares                                                (78,504,697)  (105,920,795)
  Class C shares                                                 (3,812,662)    (3,568,542)
  Class I shares                                                (64,443,360)   (33,540,963)
  Class R4 shares                                                (2,725,737)    (2,086,457)
------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  (84,121,649)     6,184,363
------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        (103,201,050)     6,085,882
Net assets at beginning of year                                 804,840,262    798,754,380
------------------------------------------------------------------------------------------
Net assets at end of year                                     $ 701,639,212  $ 804,840,262
------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                      $     430,828  $    (195,666)
------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS  ----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.74        $4.73        $4.68        $4.79        $4.82
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14(b)       .19(b)       .19          .15          .12
Net gains (losses) (both realized and
 unrealized)                                          (.11)         .01          .05         (.10)        (.03)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                       .03          .20          .24          .05          .09
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.14)        (.19)        (.19)        (.16)        (.12)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.63        $4.74        $4.73        $4.68        $4.79
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)               $529         $539         $514         $641         $894
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.02%        1.04%        1.03%        1.06%        1.01%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .89%         .89%         .89%         .89%         .93%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         3.00%        3.93%        3.99%        3.27%        2.49%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(g)                            271%         209%         168%         194%         169%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                       .59%        4.27%        5.12%        1.00%        1.92%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 0.88% for the year ended May 31, 2008.
(g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 199% for the year ended May 31, 2009.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.74        $4.73        $4.68        $4.79        $4.82
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .10(b)       .15(b)       .15          .12          .08
Net gains (losses) (both realized and
 unrealized)                                          (.11)         .01          .05         (.11)        (.03)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.01)         .16          .20          .01          .05
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.10)        (.15)        (.15)        (.12)        (.08)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.63        $4.74        $4.73        $4.68        $4.79
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)               $113         $159         $216         $338         $588
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.78%        1.80%        1.79%        1.82%        1.76%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.65%        1.65%        1.64%        1.64%        1.68%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.26%        3.18%        3.23%        2.50%        1.73%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(g)                            271%         209%         168%         194%         169%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                      (.18%)       3.48%        4.34%         .26%        1.16%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.64% for the year ended May 31, 2008.
(g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 199% for the year ended May 31, 2009.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------


CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.74        $4.73        $4.68        $4.79        $4.82
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .10(b)       .15(b)       .15          .12          .08
Net gains (losses) (both realized and
 unrealized)                                          (.11)         .02          .05         (.11)        (.03)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.01)         .17          .20          .01          .05
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.10)        (.16)        (.15)        (.12)        (.08)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.63        $4.74        $4.73        $4.68        $4.79
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $13          $10          $10          $15          $24
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.78%        1.80%        1.80%        1.83%        1.77%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.65%        1.65%        1.64%        1.64%        1.68%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.21%        3.18%        3.24%        2.51%        1.73%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(g)                            271%         209%         168%         194%         169%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                      (.17%)       3.49%        4.34%         .26%        1.16%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.64% for the year ended May 31, 2008.
(g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 199% for the year ended May 31, 2009.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.74        $4.74        $4.69        $4.79        $4.83
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .16(b)       .20(b)       .20          .17          .14
Net gains (losses) (both realized and
 unrealized)                                          (.11)         .01          .05         (.10)        (.04)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                       .05          .21          .25          .07          .10
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.15)        (.21)        (.20)        (.17)        (.14)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.64        $4.74        $4.74        $4.69        $4.79
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $42          $93          $55          $62          $31
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          .60%         .60%         .59%         .62%         .57%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .51%         .51%         .54%         .58%         .57%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         3.49%        4.23%        4.37%        3.66%        2.98%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(g)                            271%         209%         168%         194%         169%
--------------------------------------------------------------------------------------------------------------
Total return                                         1.18%        4.45%        5.50%        1.56%        2.06%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 0.50% for the year ended May 31, 2008.
(g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 199% for the year ended May 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.74        $4.73        $4.68        $4.79        $4.82
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .15(b)       .19(b)       .19          .16          .13
Net gains (losses) (both realized and
 unrealized)                                          (.11)         .02          .05         (.11)        (.03)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                       .04          .21          .24          .05          .10
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.14)        (.20)        (.19)        (.16)        (.13)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.64        $4.74        $4.73        $4.68        $4.79
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $4           $5           $4          $19         $100
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          .90%         .90%         .86%         .88%         .84%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .76%         .76%         .72%         .72%         .76%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         3.15%        4.06%        4.09%        3.27%        2.66%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(g)                            271%         209%         168%         194%         169%
--------------------------------------------------------------------------------------------------------------
Total return                                          .93%        4.41%        5.31%        1.19%        2.10%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 0.75% for the year ended May 31, 2008.
(g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 199% for the year ended May 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008      2007(B)
Net asset value, beginning of period                 $4.74        $4.73        $4.75
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14(c)       .18(c)       .08
Net gains (losses) (both realized and
 unrealized)                                          (.12)         .02         (.02)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                       .02          .20          .06
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.13)        (.19)        (.08)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.63        $4.74        $4.73
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.04%        1.06%        1.00%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .96%         .95%         .95%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.95%        3.87%        4.02%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(i)                            271%         209%         168%
--------------------------------------------------------------------------------------------------------------
Total return                                          .52%        4.21%        1.42%(j)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to May 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended May 31, 2009 and 2008.
(i) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 199% for the year ended May 31, 2009.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Short Duration U.S. Government Fund (the Fund) is a series of RiverSource Government Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Government Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests in direct obligations of the U.S. government, such as Treasury bonds, bills and notes, and of its agencies and instrumentalities.

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership. However, Class B shares are closed to new investors and new purchases.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At May 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
38  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



VALUATION OF SECURITIES
Effective June 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value. Investments in money market funds are valued at net asset value.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-

--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


commitments. At May 31, 2009, the Fund has outstanding when-issued securities of $48,991,523.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

FORWARD SALE COMMITMENTS
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the Notes to Portfolio of Investments.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


--------------------------------------------------------------------------------
40  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and options contracts, recognition of unrealized appreciation (depreciation) for certain derivative investments, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $136,695 and accumulated net realized loss has been decreased by $117,395,747 resulting in a net reclassification adjustment to decrease paid-in capital by $117,532,442.

The tax character of distributions paid for the years indicated is as follows:

                                            YEAR ENDED MAY 31,
                                    2009                         2008
                         --------------------------   --------------------------
                           ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                            INCOME     CAPITAL GAIN      INCOME     CAPITAL GAIN
--------------------------------------------------------------------------------
Class A                  $16,331,022        $--       $21,333,414        $--
Class B                    2,826,872         --         5,699,109         --
Class C                      237,025         --           312,941         --
Class I                    2,172,593         --         2,868,438         --
Class R4                     134,786         --           183,760         --
Class W                          139         --               196         --




--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


At May 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $    821,385
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(88,365,852)
Unrealized appreciation (depreciation).........  $(14,629,892)


RECENT ACCOUNTING PRONOUNCEMENTS
The Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45." The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivatives and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At May 31, 2009, the Fund did not own nor was it a party to any credit derivative contracts within the scope of these amendments.

The Fund has adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. See Investments in Derivatives below for more information.

On April 9, 2009, the FASB issued Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Management is currently evaluating the impact that the adoption of FSP 157-4 will have on the amounts and disclosures within the Fund's financial statements.


--------------------------------------------------------------------------------
42  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund


--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------



may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

The gross notional amount of long and short futures contracts were $142 million and $119 million, respectively, at May 31, 2009. The monthly average gross notional amounts for long and short contracts were $162 million and $144 million, respectively, for the year ended May 31, 2009.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: 1) the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities and 2) the impact of derivatives transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2009

                              ASSET DERIVATIVES               LIABILITY DERIVATIVES
                      --------------------------------  --------------------------------
                       STATEMENT OF ASSETS               STATEMENT OF ASSETS
RISK EXPOSURE            AND LIABILITIES                   AND LIABILITIES
CATEGORY                    LOCATION        FAIR VALUE        LOCATION        FAIR VALUE
----------------------------------------------------------------------------------------
                      Net                               Net
Interest rate         Assets--Unrealized                Assets--Unrealized
contracts             appreciation          $1,016,639* depreciation           $113,210*
----------------------------------------------------------------------------------------
TOTAL                                       $1,016,639                         $113,210
----------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin of futures contracts is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2009

    AMOUNT OF REALIZED GAIN OR (LOSS) ON
      DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------
RISK EXPOSURE
CATEGORY                     FUTURES
--------------------------------------------
Interest rate contracts    $(7,152,235)
--------------------------------------------
TOTAL                      $(7,152,235)
--------------------------------------------





--------------------------------------------------------------------------------
44  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


    CHANGE IN UNREALIZED APPRECIATION OR
 (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                   INCOME
--------------------------------------------
RISK EXPOSURE
CATEGORY                     FUTURES
--------------------------------------------
Interest rate contracts    $(1,578,737)
--------------------------------------------
TOTAL                      $(1,578,737)
--------------------------------------------



3. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.48% to 0.25% annually as the Fund's net assets increase. The management fee for the year ended May 31, 2009 was 0.48% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, a fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's net assets increase. The fee for the year ended May 31, 2009 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2009, other expenses paid to this company were $4,802.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.


--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has agreements with RiverSource Distributors, Inc. and RiverSource Fund Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $4,253,000 and $121,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $431,785 for Class A, $93,928 for Class B and $4,452 for Class C for the year ended May 31, 2009.


--------------------------------------------------------------------------------
46  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended May 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A ............................................  0.89%
Class B ............................................  1.65
Class C ............................................  1.65
Class I ............................................  0.51
Class R4 ...........................................  0.76
Class W ............................................  0.96


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A .........................................  $251,512
Class B .........................................    57,978
Class C .........................................     5,025
Class R4 ........................................     2,170


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4 ..........................................  $106


The management fees waived/reimbursed at the Fund level were $670,908.

Under an agreement which was effective until May 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), would not exceed the following percentage of the class average daily net assets:

Class A ............................................  0.89%
Class B ............................................  1.65
Class C ............................................  1.65
Class I ............................................  0.51
Class R4 ...........................................  0.76
Class W ............................................  0.96


Effective June 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses

--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


(excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class average daily net assets:

Class A ............................................  0.86%
Class B ............................................  1.62
Class C ............................................  1.62
Class I ............................................  0.48
Class R4 ...........................................  0.78
Class W ............................................  0.93


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended May 31, 2009, the Fund's transfer agency fees were reduced by $8,100 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from June 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $63,466 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations, but including mortgage dollar rolls) aggregated $1,843,940,420 and $1,785,408,253, respectively, for the year ended May 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
48  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         YEAR ENDED MAY 31, 2009
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                53,272,239    3,226,458    (56,089,954)         408,743
Class B                 7,298,534      575,044    (16,904,640)      (9,031,062)
Class C                 1,525,411       46,643       (827,332)         744,722
Class I                 2,986,449      469,925    (13,974,458)     (10,518,084)
Class R4                  491,850       29,090       (590,144)         (69,204)
----------------------------------------------------------------------------------


                                         YEAR ENDED MAY 31, 2008
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                43,400,136    4,118,107    (42,186,985)       5,331,258
Class B                 8,957,341    1,135,754    (22,307,379)     (12,214,284)
Class C                   549,369       62,833       (750,024)        (137,822)
Class I                14,458,872      596,542     (7,078,714)       7,976,700
Class R4                  587,072       38,907       (437,399)         188,580
----------------------------------------------------------------------------------


6. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At May 31, 2009, securities valued at $132,128,881 were on loan, secured by U.S. government securities valued at $31,834,802 and by cash collateral of $102,551,624 invested in short-term securities or in cash equivalents.


--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $241,833 earned from securities lending from Dec. 1, 2008 through May 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $2,629 through Nov. 30, 2008 and are included in other expenses in the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $18,062 earned from securities lending from June 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $455,393,792 and $442,866,545, respectively, for the year ended May 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at May 31, 2009, can be found in the Portfolio of Investments.


--------------------------------------------------------------------------------
50  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended May 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

9. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $70,163,196 at May 31, 2009, that if not offset by capital gains will expire as follows:

2013           2014           2015          2017
$36,267,962    $20,469,230    $9,579,187    $3,846,817




--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At May 31, 2009, the Fund had a post-October loss of $18,202,656 that is treated for income tax purposes as occurring on June 1, 2009.

For the year ended May 31, 2009, $117,356,906 of capital loss carry-over expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any

--------------------------------------------------------------------------------
52  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading

--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------



in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
54  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Short Duration U.S. Government Fund (the Fund) (one of the portfolios constituting the RiverSource Government Income Series, Inc.) as of May 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through May 31, 2007, were audited by other auditors whose report dated July 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)  -----------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Short Duration U.S. Government Fund of the RiverSource Government Income Series, Inc. at May 31, 2009, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
July 21, 2009


--------------------------------------------------------------------------------
56  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................     17.76%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 149 funds, which includes 105 RiverSource funds and 44 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
58  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 67                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 48                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
60  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  61

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS

--------------------------------------------------------------------------------
62  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Agreement. Further, the Board considered RiverSource Investments' ability to retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance reflected the interrelationship of exceptionally challenging market conditions with the investment strategies employed by the portfolio management team. Further, the Board noted that appropriate measures have been taken by replacing the portfolio management team.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product


--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  63

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------



lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
64  RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
       RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND -- 2009 ANNUAL REPORT  65

RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., and
                                RiverSource Fund Distributors, Inc., Members FINRA, and
                                managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                             S-6042 AF (7/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
U.S. GOVERNMENT MORTGAGE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2009
(Prospectus also enclosed)

RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH CURRENT INCOME AS ITS
PRIMARY OBJECTIVE AND, AS ITS SECONDARY OBJECTIVE,
PRESERVATION OF CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   29

Statement of Operations............   30

Statements of Changes in Net
  Assets...........................   31

Financial Highlights...............   32

Notes to Financial Statements......   37

Report of Independent Registered
  Public Accounting Firm...........   53

Federal Income Tax Information.....   55

Board Members and Officers.........   56

Approval of Investment Management
  Services Agreement...............   60

Proxy Voting.......................   63




--------------------------------------------------------------------------------
              RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource U.S. Government Mortgage Fund (the Fund) Class A shares rose 0.79%
  (excluding sales charge) for the 12 months ended May 31, 2009.

> The Fund underperformed the Barclays Capital U.S. Mortgage-Backed Securities
  Index (Barclays Index), which gained 9.19% during the same period.

> The Fund underperformed the Lipper U.S. Mortgage Funds Index, representing the
  Fund's peer group, which advanced 5.21% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended May 31, 2009)
--------------------------------------------------------------------------------


                                                              Since
                                                            inception
                                  1 year  3 years  5 years   2/14/02
---------------------------------------------------------------------
RiverSource U.S. Government
  Mortgage Fund Class A
  (excluding sales charge)        +0.79%   +3.78%   +3.43%    +3.71%
---------------------------------------------------------------------
Barclays Capital U.S. Mortgage-
  Backed Securities Index
  (unmanaged)                     +9.19%   +7.89%   +6.14%    +5.58%
---------------------------------------------------------------------
Lipper U.S. Mortgage Funds Index  +5.21%   +5.29%   +4.26%    +4.18%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MAY 31, 2009
                                                               SINCE
Without sales charge               1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 2/14/02)        +0.79%   +3.78%   +3.43%    +3.71%
----------------------------------------------------------------------
Class B (inception 2/14/02)        +0.03%   +2.93%   +2.61%    +2.94%
----------------------------------------------------------------------
Class C (inception 2/14/02)        +0.03%   +2.93%   +2.62%    +2.94%
----------------------------------------------------------------------
Class I (inception 3/4/04)         +1.21%   +4.18%   +3.80%    +3.35%
----------------------------------------------------------------------
Class R4 (inception 2/14/02)       +2.82%   +4.59%   +3.99%    +4.15%
----------------------------------------------------------------------

With sales charge
Class A (inception 2/14/02)        -4.00%   +2.11%   +2.43%    +3.02%
----------------------------------------------------------------------
Class B (inception 2/14/02)        -4.75%   +1.70%   +2.27%    +2.94%
----------------------------------------------------------------------
Class C (inception 2/14/02)        -0.92%   +2.93%   +2.62%    +2.94%
----------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third* years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* For Class B shares purchased on or after June 13, 2009 the CDSC percentage for the third year will be 3%.


--------------------------------------------------------------------------------
              RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
           X              HIGH
                          MEDIUM   QUALITY
                          LOW



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)     4.0 years
--------------------------------------
Effective duration(2)        2.5 years
--------------------------------------
Weighted average bond
  rating(3)                        AAA
--------------------------------------




ANNUAL OPERATING EXPENSE RATIO*
(as of the current prospectus)
--------------------------------------------------------------------------------

                     Total       Net
                     fund        fund
                   expenses  expenses(a)
----------------------------------------
Class A              1.08%      0.89%
----------------------------------------
Class B              1.84%      1.65%
----------------------------------------
Class C              1.83%      1.65%
----------------------------------------
Class I              0.61%      0.47%
----------------------------------------
Class R4             0.89%      0.77%
----------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.89% for Class A, 1.65% for Class B, 1.65% for Class C, 0.47% for Class I and 0.77% for Class R4.

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

* Fund expense ratios are calculated based on the fund's average net assets during the fund's most recently completed fiscal year, and have not been adjusted for current asset levels, including any decrease or increase in assets, which, if adjusted, would result in expense ratios that are higher or lower, respectively, than those that are expressed herein. Any fee waivers/expense caps would limit the impact that any decrease in assets will have on net expense ratios in the current fiscal year.

Shares of the RiverSource U.S. Government Mortgage Fund are not insured or guaranteed by the U.S. government.

There are risks associated with an investment in a bond fund, including the impact of interest rates and credit. These and other risk considerations are discussed in the fund's prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.


--------------------------------------------------------------------------------
4  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------



At May 31, 2009, approximately 67% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource U.S. Government Mortgage Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 48, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource U.S. Government Mortgage Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 44.

Todd White replaced Scott Kirby as Portfolio Manager of RiverSource U.S. Government Mortgage Fund effective November 17, 2008. Jason Callan joined Mr. White as Co-Portfolio Manager of RiverSource U.S. Government Mortgage Fund effective April 21, 2009.

Dear Shareholders,

RiverSource U.S. Government Mortgage Fund (the Fund) Class A shares rose 0.79% (excluding sales charge) for the 12 months ended May 31, 2009. The Fund underperformed the Barclays Capital U.S. Mortgage-Backed Securities Index (Barclays Index), which gained 9.19% during the same period. The Fund also underperformed the Lipper U.S. Mortgage

SECTOR DIVERSIFICATION (at May 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Asset-Backed                                4.8%
------------------------------------------------
Commercial Mortgage-Backed                  3.1%
------------------------------------------------
Consumer Discretionary                      0.1%
------------------------------------------------
Energy                                      0.3%
------------------------------------------------
Industrials                                 0.1%
------------------------------------------------
Mortgage-Backed(1)                         88.2%
------------------------------------------------
Telecommunication                           0.6%
------------------------------------------------
Utilities                                   0.7%
------------------------------------------------
Other(2)                                    2.1%
------------------------------------------------


(1) Of the 88.2%, 17.6% is due to forward commitment mortgage-backed securities activity. Short-term securities are held as collateral for these commitments.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
              RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------



Funds Index, representing the Fund's peer group, which advanced 5.21% during the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
The annual period ended May 31, 2009 was a tale of two halves for the mortgage market. During the first half, the mortgage market posted positive results -- but with returns of only about half that of posted Treasury returns. Mortgage securities, including high quality, premium coupon securities, were swept up in the bond market turmoil, as a wave of record-breaking bad economic news dominated and the flight to quality that began in the prior fiscal year intensified. Heightened fears, in turn, virtually froze liquidity. In response, the Federal Reserve Board (the Fed) lowered interest rates by an additional 100 basis points (1.00%) over these months. The Fed, along with the U.S. Treasury Department, also waged an aggressive campaign to stabilize credit markets and stimulate lending. Early in the period, mortgage-backed security spreads, or the difference in yields between these securities and Treasuries, widened to levels near the highest they had ever been, given ongoing deterioration in the housing market and continued interest rate volatility. Then, in September, amidst the demise of several global financial institutions, mortgage-backed securities actually performed reasonably well, generally keeping up with Treasury securities for the month. Mortgage-backed securities subsequently lagged Treasuries, but continued to perform well,

QUALITY BREAKDOWN
(at May 31, 2009; % of portfolio assets excluding cash equivalents)
---------------------------------------------------------------------

AAA bonds                                  96.0%
------------------------------------------------
AA bonds                                    0.6%
------------------------------------------------
A bonds                                     0.9%
------------------------------------------------
BBB bonds                                   1.3%
------------------------------------------------
Non-investment grade bonds                  1.2%
------------------------------------------------


Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.


--------------------------------------------------------------------------------
6  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


compared to other fixed income sectors through November. Commercial mortgage-backed securities (CMBS), on the other hand, lost nearly a third of their value during the first half of the fiscal year. The market for CMBS was particularly weak in November on fear that real estate investors would struggle to refinance their debt amidst tight credit conditions.

During the second half of the annual period, strong government response, led by the Fed, the Treasury Department and the Federal Deposit Insurance Corporation
(FDIC) served to stabilize and support the non-Treasury sectors of the fixed income market in general and the mortgage market in particular. Further, the economy was seen as bottoming, and, in turn, investor risk aversion ebbed. More specifically, the Fed reduced its targeted federal funds rate to a range of 0% to 0.25% and initiated quantitative easing measures -- purchasing Treasuries, agency debt and agency-issued mortgage-backed securities. The Fed initially announced it would buy $600 billion of agency-issued mortgage-backed securities alone -- a figure that was raised to $1.3 trillion in March. The creation of the Term Asset-Backed Securities Loan Facility (TALF), designed to increase the availability of consumer lending, and the introduction of the Public-Private Investment Program (PPIP) by the Treasury Department, proposed to further support asset prices of historically securitized products, further boosted the performance of both residential and commercial mortgage-backed securities.

Overall, the performance of mortgage-backed securities became bifurcated for the annual period. The Fed's credit easing initiatives caused agency-


  All told, then, non-agency mortgage-backed securities experienced more dramatic price depreciation during the period than those mortgage securities backed by the federal government.






--------------------------------------------------------------------------------
              RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



issued mortgage-backed securities to outperform Treasuries for the 12-month period as a whole, while poor fundamentals and a lack of Fed sponsorship caused non-agency-issued mortgage-backed securities to lag. Long-term interest rates were relatively stable throughout the annual period. Short-term interest rates, however, though pushed higher toward the end of the annual period, declined significantly overall during the 12 months.

The Fund lagged the Barclays Index due primarily to its exposure to non-agency mortgage-backed securities during the first half of the annual period. These non-agency mortgage-backed securities, including both fixed-rate and adjustable-rate prime mortgages, were hurt both by a lack of liquidity due to massive deleveraging and by worsening housing fundamentals. The agency market was essentially guaranteed by the government, while the non-agency sector was left to falter. While the Fund's positions were primarily enhanced AAA-rated securities, lack of enough buyers in the market for these securities pushed yields well above 10%, contributing to the market loss. All told, non-agency mortgage-backed securities experienced more dramatic price depreciation during the first half of the period than those mortgage securities backed by the federal government.

Similarly, the Fund's allocation to CMBS detracted from its results during the first half of the fiscal year, as spreads widened. The lack of buyers for these securities pushed yields to as high as 15%, even though fundamentals did not justify the valuations. Neither CMBS nor non-agency mortgage-backed securities are components of the Barclays Index, and the Fund's allocations to these poorly performing out-of-Index sectors hurt its results, relative to the Index, during the first half of the annual period. When we took over management of the Fund in mid-November, we rotated substantially out of non-agency mortgage-backed securities and re-positioned the Fund's exposure to CMBS, both of which helped the Fund's performance during the second half of the annual period.

In addition to the implementation of these two strategies, our increase of the portfolio's allocation to agency mortgage-backed securities and our lengthening of its duration relative to the Barclays Index late in 2008 further boosted the Fund's performance during the second half of the

--------------------------------------------------------------------------------
8  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



annual period. Duration is a measure of the Fund's sensitivity to changes in interest rates.

CHANGES TO THE FUND'S PORTFOLIO
Since taking over management of the Fund in late 2008, we reduced the Fund's positions in non-agency mortgage-backed securities, CMBS, structured agency assets, and higher coupon mortgage securities. We correspondingly increased the Fund's exposure to lower coupon agency mortgages and, as mentioned, lengthened the Fund's duration.

Toward the end of the annual period, we shifted the Fund's duration back to a more neutral position relative to the Barclays Index, given our view ahead for the economy and for interest rates. The Fund's portfolio turnover rate for the 12-month period was 431%.*

* A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes we made at the margin in response to valuations or market developments.

OUR FUTURE STRATEGY
Over the last few months of the annual period, we saw signs of stabilization in some areas of the economy, as nightmares of a coordinated collapse of the banking system subsided. As asset prices improved from their lows, so, too, did the lending environment, with corporate bond issuance increasing meaningfully. It seemed, at the end of May, that the vicious cycle of declining confidence, spending and market values finally abated as nascent signs of optimism emerged. Looking forward, we expect further signs of stabilization through the end of the second quarter and gradual expansion during the second half of the year. We believe that Gross Domestic Product (GDP) is likely to grow at a below trend rate of approximately 1% during the second half of 2009, though with a cautionary note that the recovery may stall at some point during those months. We expect labor markets to lag, with the unemployment rate not peaking until the fourth quarter or beyond -- although we believe peak job losses are likely behind us.

If the recovery in the economy and in financial market conditions is real, there is a likelihood that the Fed may reduce some of the quantitative easing measures it has put in place. On the one hand, this may calm concerns that such measures may lead to inflation. On the other hand, the

--------------------------------------------------------------------------------
              RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------



Fed's reduction of its quantitative measures could add substantial volatility to the mortgage market once again. When interest rates were lower, the Fed was the buyer of last resort for mortgages. However, as long-term interest rates rose late in the period, it appears that the Fed will not be able to support the resulting lengthened duration in the mortgage market at its current pace of purchase. Any reduction in its rate of purchase of mortgage securities would only exacerbate market concerns.

In our view, while some sectors of the economy have indeed improved, we believe we are still a long way from stabilization in both commercial and residential real estate prices. Therefore, until we see the true direction of the economy, we intend to position the Fund fairly conservatively (on a relative basis). We currently intend to maintain the Fund's neutral-to-the-Barclays Index duration. We further intend to maintain our focus on the purchase of mortgage-backed securities issued by U.S. government agencies that we believe will be targeted for ongoing purchase by the U.S. Treasury and the Fed. These are primarily lower coupon agency 30-year mortgage-backed securities, which should benefit from the government's announced massive buying programs. As always, our strategy is to look to provide added portfolio value with a moderate amount of risk. Quality issues and security selection remain a priority as we continue to seek attractive buying opportunities.




Todd White                                          Jason Callan
Portfolio Manager                                   Co-Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
10  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource U.S. Government Mortgage Fund Class A shares (from 2/14/02 to 5/31/09) as compared to the performance of two widely cited performance indices, the Barclays Capital U.S. Mortgage-Backed Securities Index and the Lipper U.S. Mortgage Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at May 31, 2009                                                             SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS   2/14/2002
RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $9,600   $10,647   $11,274    $12,425
-------------------------------------------------------------------------------------------
        Average annual total return                  -4.00%    +2.11%    +2.43%     +3.02%
-------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. MORTGAGE-BACKED SECURITIES INDEX(1)
        Cumulative value of $10,000                 $10,919   $12,558   $13,473    $14,857
-------------------------------------------------------------------------------------------
        Average annual total return                  +9.19%    +7.89%    +6.14%     +5.58%
-------------------------------------------------------------------------------------------
LIPPER U.S. MORTGAGE FUNDS INDEX(2)
        Cumulative value of $10,000                 $10,521   $11,672   $12,317    $13,479
-------------------------------------------------------------------------------------------
        Average annual total return                  +5.21%    +5.29%    +4.26%     +4.18%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND LINE GRAPH)


                    RIVERSOURCE U.S.
                  GOVERNMENT MORTGAGE      BARCLAYS CAPITAL
                       FUND CLASS             FIXED RATE            LIPPER U.S.
                      A (INCLUDES          MORTGAGE BACKED        MORTGAGE FUNDS
                     SALES CHARGE)       SECURITIES INDEX(1)         INDEX(2)
                  -------------------    -------------------      --------------
2/14/02               $ 9,525                 $10,000                $10,000
2/02                    9,574                  10,056                 10,054
5/02                    9,692                  10,212                 10,183
8/02                    9,961                  10,496                 10,475
11/02                  10,080                  10,603                 10,553
2/03                   10,282                  10,812                 10,755
5/03                   10,364                  10,867                 10,802
8/03                   10,239                  10,757                 10,718
11/03                  10,406                  10,925                 10,860
2/04                   10,667                  11,205                 11,101
5/04                   10,496                  11,029                 10,945
8/04                   10,813                  11,399                 11,229
11/04                  10,869                  11,480                 11,280
2/05                   10,933                  11,569                 11,341
5/05                   11,103                  11,766                 11,523
8/05                   11,170                  11,853                 11,607
11/05                  11,075                  11,747                 11,506
2/06                   11,242                  11,956                 11,646
5/06                   11,116                  11,833                 11,548
8/06                   11,434                  12,201                 11,871
11/06                  11,682                  12,517                 12,175
2/07                   11,785                  12,644                 12,279
5/07                   11,817                  12,667                 12,277
8/07                   11,931                  12,848                 12,391
11/07                  12,219                  13,306                 12,727
2/08                   13,351                  13,592                 12,916
5/08                   12,326                  13,608                 12,813
8/08                   12,091                  13,751                 12,789
11/08                  11,831                  14,271                 12,785
2/09                   12,013                  14,565                 13,096
5/09                   12,425                  14,857                 13,479

(1) The Barclays Capital U.S. Mortgage-Backed Securities Index, an unmanaged index, includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association
    (FNMA). The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper U.S. Mortgage Funds Index includes the 10 largest U.S. mortgage funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE  ---------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 DEC. 1, 2008   MAY 31, 2009  THE PERIOD(A)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,050.20        $4.55(c)        .89%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.49        $4.48(c)        .89%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,046.20        $8.42(c)       1.65%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.70        $8.30(c)       1.65%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,046.20        $8.42(c)       1.65%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.70        $8.30(c)       1.65%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,054.60        $2.46(c)        .48%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.54        $2.42(c)        .48%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,053.30        $3.84(c)        .75%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.19        $3.78(c)        .75%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2009: +5.02% for Class A, +4.62% for Class B, +4.62% for Class C, +5.46% for Class I and +5.33% for Class R4.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 0.89% for Class A, 1.65% for Class B, 1.65% for Class C, 0.47% for Class I and 0.77% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective June 1, 2009. Had this change been in place for the entire six month period ended May 31, 2009, the actual expenses paid would have been $2.41 for Class I and $3.94 for Class R4; the hypothetical expenses paid would have been $2.37 for Class I and $3.88 for Class R4. The actual and hypothetical expenses for Class A, Class B and Class C would have been the same as those expenses presented in the table above.


--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

MAY 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (119.1%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ASSET-BACKED (5.8%)
Asset Backed Securities Corp Home Equity
 Series 2005-HE2 Cl M1
 02-25-35                             0.76%          $1,225,764(h)           $966,407
Credit-Based Asset Servicing and Securitization LLC
 Series 2006-RP2 Cl A1
 07-25-36                             0.46              309,698(d,h)          287,973
Deutsche Mtge Securities
 Collateralized Mtge Obligation
 Series 2009-RS2 Cl 4A1
 04-25-37                             0.44            1,795,000(d,g)        1,543,700
First Franklin Mtge Loan Asset Backed Ctfs
 Series 2005-FF2 Cl A2C
 03-25-35                             0.62              357,051(h)            328,397
First Franklin Mtge Loan Asset-backed Ctfs
 Series 2005-FFH3 Cl 2A3
 09-25-35                             0.72              581,706(h)            531,941
First Franklin Mtge Loan Asset-backed Ctfs
 Series 2006-FF18 Cl A2A
 12-25-37                             0.38              745,285(h)            698,808
GSAMP Trust
 Series 2006-HE8 Cl A2A
 01-25-37                             0.38            2,111,328(h)          1,875,413
JPMorgan Mtge Acquisition Corp
 Series 2006-HE2 Cl A3
 07-25-36                             0.53            1,616,800(h)          1,395,362
JPMorgan Mtge Acquisition Corp
 Series 2006-RM1 Cl A2
 08-25-36                             0.39              341,327(h)            294,327
JPMorgan Mtge Acquisition Corp
 Series 2006-WMC3 Cl A2
 08-25-36                             0.36               64,154(h)             61,325
Long Beach Mtge Loan Trust
 Series 2006-4 Cl 2A2
 05-25-36                             0.41              788,257(h)            745,775
MASTR Asset Backed Securities Trust
 Series 2005-FRE1 Cl A4
 10-25-35                             0.56              613,947(h)            528,131
NovaStar Home Equity Loan
 Series 2006-4 Cl A2A (MGIC)
 09-25-36                             0.35            1,078,828(h,n)        1,022,417
Novistar Home Equity Loan
 Series 2007-2 Cl A2A
 09-25-37                             0.40            1,552,906(h)          1,285,690
RAAC Series
 Series 2006-SP4 Cl A1
 11-25-36                             0.41            1,554,217(h)          1,321,625
Renaissance Home Equity Loan Trust
 Series 2006-4 Cl AF1
 01-25-37                             5.55              132,416               127,736
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
 06-25-37                             6.31              195,000(k)              9,066
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
 06-25-37                             6.66              130,000(k)              5,301
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
 06-25-37                             7.01              190,000(k)              6,581
Residential Asset Mtge Products
 Series 2006-EFC1 Cl A2
 02-25-36                             0.51              537,998(h)            428,991
Residential Asset Securities
 Series 2007-KS3 Cl AI2
 04-25-37                             0.49            1,700,000(h)            914,001
Resmae Mtge Loan Trust
 Series 2006-1 Cl A2A
 02-25-36                             0.41              155,118(d,h)          152,350
Soundview Home Equity Loan Trust
 Series 2008-1 Cl A1 (FSA)
 02-25-38                             1.81            1,376,499(d,h,n)        982,944
Structured Asset Investment Loan Trust
 Series 2005-9 Cl A5
 11-25-35                             0.54            1,738,813(h)          1,480,598


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ASSET-BACKED (CONT.)
Structured Asset Securities Corp
 Collateralized Mtge Obligation
 Series 2006-NC1 Cl A6
 05-25-36                             0.36%            $465,515(g)           $431,898
Structured Asset Securities Corp
 Series 2007-BC1 Cl A2
 02-25-37                             0.36            1,985,383(h)          1,793,962
                                                                      ---------------
Total                                                                      19,220,719
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (3.7%)(f)
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2007-CD4 Cl A2B
 12-11-49                             5.21            3,000,000             2,782,149
Crown Castle Towers LLC
 Series 2005-1A Cl AFX
 06-15-35                             4.64            3,450,000(d)          3,363,750
Federal Home Loan Mtge Corp
 Multifamily Structured Pass-Through Ctfs
 Series K001 Cl A2
 04-25-16                             5.65            1,816,232             1,978,088
GS Mtge Securities II
 Series 2007-EOP Cl J
 03-06-20                             1.26            1,000,000(d,h)          640,382
LB-UBS Commercial Mtge Trust
 Series 2004-C6 Cl A6
 08-15-29                             5.02            2,000,000             1,713,264
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
 10-15-35                             5.08            2,000,000(d)          1,868,364
                                                                      ---------------
Total                                                                      12,345,997
-------------------------------------------------------------------------------------

MORTGAGE-BACKED (107.4%)(f,m)
American Home Mtge Assets
 Collateralized Mtge Obligation
 Series 2007-2 Cl A2A
 03-25-47                             0.47            1,167,530(g)            277,464
American Home Mtge Investment Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl GA1C
 05-25-47                             0.50            1,740,999(g)            677,608
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 1A1
 01-25-34                             6.00              487,048               438,689
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2007-8 Cl 1A1
 10-25-37                             6.00              904,976               485,859
ChaseFlex Trust
 Collateralized Mtge Obligation
 Series 2005-2 Cl 2A2
 06-25-35                             6.50              501,901               434,301
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
 05-25-37                            24.86            1,625,925(j)            212,538
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-20CB Cl 1A1
 10-25-33                             5.50            4,347,854             3,484,737
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-50CB Cl 2A1
 11-25-35                             6.00              860,378               484,937
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
 04-25-35                             7.50              315,654               204,610
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-45T1 Cl 2A5
 02-25-37                             6.00              473,741               249,602
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-25 Cl 1A1
 11-25-37                             6.50              859,937               476,761
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OA9 Cl A2
 06-25-47                             0.66            1,190,054(h)            292,825
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
 09-25-47                             0.81            1,753,979(h)            185,940


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------



BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
 06-25-35                             7.00%            $410,865(d)           $327,408
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
 03-20-36                             5.32              377,303(g)            177,336
Credit Suisse Mtge Capital Ctfs
 Collateralized Mtge Obligation
 Series 2009-2R Cl 1A16
 09-26-34                             3.69           15,000,000(d,e,g)      1,650,000
Federal Home Loan Mtge Corp #G05058
 12-01-38                             6.00            3,758,395             3,935,298
Federal Home Loan Mtge Corp
 06-01-39                             4.50            3,000,000(e)          3,017,814
 06-01-39                             5.00            8,000,000(e)          8,182,496
 06-01-39                             5.50            2,500,000(e)          2,582,030
 06-01-39                             6.00            8,400,000(e)          8,785,879
 06-01-39                             6.50            1,000,000(e)          1,064,062
Federal Home Loan Mtge Corp #1B7116
 08-01-36                             5.90            3,548,320(g)          3,705,230
Federal Home Loan Mtge Corp #1J0149
 11-01-36                             6.09            1,865,539(g)          1,958,325
Federal Home Loan Mtge Corp #1J1621
 05-01-37                             5.87            2,621,251(g)          2,741,777
Federal Home Loan Mtge Corp #555300
 10-01-17                             8.00              160,074               170,769
Federal Home Loan Mtge Corp #A10892
 07-01-33                             6.00              512,747               539,642
Federal Home Loan Mtge Corp #A15111
 10-01-33                             6.00              716,474               754,604
Federal Home Loan Mtge Corp #A21059
 04-01-34                             6.50              437,582               468,354
Federal Home Loan Mtge Corp #A25174
 08-01-34                             6.50              293,967               314,639
Federal Home Loan Mtge Corp #A83607
 12-01-38                             5.50            6,031,377             6,236,105
Federal Home Loan Mtge Corp #C53098
 06-01-31                             8.00              233,475               256,358
Federal Home Loan Mtge Corp #C53878
 12-01-30                             5.50              784,879               815,275
Federal Home Loan Mtge Corp #C68876
 07-01-32                             7.00              129,031               139,145
Federal Home Loan Mtge Corp #C69665
 08-01-32                             6.50            1,873,794             2,014,934
Federal Home Loan Mtge Corp #C79930
 06-01-33                             5.50            1,126,995             1,169,539
Federal Home Loan Mtge Corp #D95232
 03-01-22                             6.50              220,857               237,503
Federal Home Loan Mtge Corp #D95371
 04-01-22                             6.50              258,768               278,899
Federal Home Loan Mtge Corp #E81240
 06-01-15                             7.50              505,408               537,356
Federal Home Loan Mtge Corp #E88036
 02-01-17                             6.50              841,613               891,397
Federal Home Loan Mtge Corp #E88468
 12-01-16                             6.50              204,932               219,427
Federal Home Loan Mtge Corp #E89232
 04-01-17                             7.00              389,415               415,306
Federal Home Loan Mtge Corp #E92454
 11-01-17                             5.00            1,107,570             1,155,286
Federal Home Loan Mtge Corp #E93685
 01-01-18                             5.50              904,222               950,241
Federal Home Loan Mtge Corp #E99684
 10-01-18                             5.00              298,465               309,542
Federal Home Loan Mtge Corp #G01169
 01-01-30                             5.50            1,208,730             1,255,870
Federal Home Loan Mtge Corp #G01535
 04-01-33                             6.00            1,722,269             1,831,143
Federal Home Loan Mtge Corp #G02757
 06-01-36                             5.00            7,317,302             7,501,759
Federal Home Loan Mtge Corp #G03419
 07-01-37                             6.00            4,010,927             4,199,942
Federal Home Loan Mtge Corp #G12101
 11-01-18                             5.00              606,238               632,355
Federal Home Loan Mtge Corp #G03180
 08-01-37                             5.00            9,534,691             9,764,616
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2471 Cl SI
 03-15-32                            52.06              227,689(j)             22,424


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2639 Cl UI
 03-15-22                            14.96%            $882,813(j)            $86,639
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
 07-15-17                            82.15              279,960(j)              7,922
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2817 Cl SA
 06-15-32                            45.09              710,503(j)             54,453
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2824 Cl EI
 09-15-20                            49.66            1,762,683(j)             52,767
Federal Natl Mtge Assn
 06-01-39                             4.50           19,100,000(e)         19,243,251
 06-01-39                             5.50           10,000,000(e)         10,337,501
Federal Natl Mtge Assn #190353
 08-01-34                             5.00            1,392,337             1,429,770
Federal Natl Mtge Assn #252409
 03-01-29                             6.50            1,087,936             1,169,665
Federal Natl Mtge Assn #254759
 06-01-18                             4.50            1,562,822             1,616,039
Federal Natl Mtge Assn #254793
 07-01-33                             5.00            1,859,149             1,910,876
Federal Natl Mtge Assn #254916
 09-01-23                             5.50            1,500,390             1,561,489
Federal Natl Mtge Assn #256135
 02-01-36                             5.50            6,398,166             6,605,440
Federal Natl Mtge Assn #313470
 08-01-10                             7.50               49,064                49,928
Federal Natl Mtge Assn #323362
 11-01-28                             6.00            2,111,761             2,236,926
Federal Natl Mtge Assn #323715
 05-01-29                             6.00              395,252               418,678
Federal Natl Mtge Assn #344909
 04-01-25                             8.00              537,219               587,522
Federal Natl Mtge Assn #357514
 03-01-34                             5.50            1,948,064             2,022,739
Federal Natl Mtge Assn #483691
 12-01-28                             7.00            1,043,911             1,161,673
Federal Natl Mtge Assn #487757
 09-01-28                             7.50              659,028               726,472
Federal Natl Mtge Assn #514704
 01-01-29                             6.00              464,561               492,096
Federal Natl Mtge Assn #545008
 06-01-31                             7.00            1,241,795             1,365,007
Federal Natl Mtge Assn #545339
 11-01-31                             6.50              195,865               212,380
Federal Natl Mtge Assn #545818
 07-01-17                             6.00            1,819,622             1,921,098
Federal Natl Mtge Assn #545864
 08-01-17                             5.50            1,062,646             1,117,619
Federal Natl Mtge Assn #555458
 05-01-33                             5.50            1,447,857             1,498,083
Federal Natl Mtge Assn #555528
 04-01-33                             6.00            1,672,023             1,766,945
Federal Natl Mtge Assn #555734
 07-01-23                             5.00              614,657               633,430
Federal Natl Mtge Assn #581418
 06-01-31                             7.00              774,433               847,660
Federal Natl Mtge Assn #583088
 06-01-29                             6.00            2,407,612             2,574,761
Federal Natl Mtge Assn #592270
 01-01-32                             6.50              574,177               617,789
Federal Natl Mtge Assn #596505
 08-01-16                             6.50              118,398               126,438
Federal Natl Mtge Assn #601416
 11-01-31                             6.50              278,774               302,360
Federal Natl Mtge Assn #624979
 01-01-32                             6.00              564,510               600,486
Federal Natl Mtge Assn #626670
 03-01-32                             7.00              479,783               532,364
Federal Natl Mtge Assn #627426
 03-01-17                             6.50              380,927               406,813
Federal Natl Mtge Assn #630992
 09-01-31                             7.00            1,503,596             1,672,750
Federal Natl Mtge Assn #630993
 09-01-31                             7.50            1,602,478             1,769,710


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------



BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #631388
 05-01-32                             6.50%          $1,387,290            $1,506,993
Federal Natl Mtge Assn #632856
 03-01-17                             6.00              364,269               384,267
Federal Natl Mtge Assn #633674
 06-01-32                             6.50              802,900               873,741
Federal Natl Mtge Assn #635231
 04-01-32                             7.00               73,036                79,941
Federal Natl Mtge Assn #635908
 04-01-32                             6.50              995,342             1,080,757
Federal Natl Mtge Assn #636812
 04-01-32                             7.00              101,424               111,397
Federal Natl Mtge Assn #640200
 10-01-31                             9.50              100,838               114,778
Federal Natl Mtge Assn #640207
 03-01-17                             7.00               35,221                36,483
Federal Natl Mtge Assn #640208
 04-01-17                             7.50               41,716                42,938
Federal Natl Mtge Assn #644805
 05-01-32                             7.00              834,187               916,250
Federal Natl Mtge Assn #645053
 05-01-32                             7.00              508,950               555,589
Federal Natl Mtge Assn #646189
 05-01-32                             6.50              341,130(l)            367,504
Federal Natl Mtge Assn #654071
 09-01-22                             6.50              467,619               502,765
Federal Natl Mtge Assn #654685
 11-01-22                             6.00              479,934               507,564
Federal Natl Mtge Assn #655635
 08-01-32                             6.50              662,522               719,688
Federal Natl Mtge Assn #656514
 09-01-17                             6.50              894,056               954,143
Federal Natl Mtge Assn #660186
 11-01-32                             6.00            1,953,064             2,084,276
Federal Natl Mtge Assn #665752
 09-01-32                             6.50            1,054,195             1,135,698
Federal Natl Mtge Assn #667302
 01-01-33                             7.00              490,794               538,920
Federal Natl Mtge Assn #670382
 09-01-32                             6.00              949,925             1,003,853
Federal Natl Mtge Assn #676683
 12-01-32                             6.00            1,041,809             1,100,953
Federal Natl Mtge Assn #677089
 01-01-33                             5.50              481,584(l)            500,496
Federal Natl Mtge Assn #677294
 01-01-33                             6.00            1,208,860(l)          1,277,488
Federal Natl Mtge Assn #681080
 02-01-18                             5.00              644,323               671,790
Federal Natl Mtge Assn #682229
 03-01-33                             5.50            3,697,675             3,842,886
Federal Natl Mtge Assn #684585
 02-01-33                             5.50            1,250,111             1,305,956
Federal Natl Mtge Assn #684843
 02-01-18                             5.50            1,239,438             1,304,270
Federal Natl Mtge Assn #684853
 03-01-33                             6.50              210,990               226,873
Federal Natl Mtge Assn #688002
 03-01-33                             5.50            1,181,143             1,231,183
Federal Natl Mtge Assn #689026
 05-01-33                             5.50              342,519               357,512
Federal Natl Mtge Assn #689093
 07-01-28                             5.50              854,933               893,316
Federal Natl Mtge Assn #694628
 04-01-33                             5.50            1,790,532             1,874,190
Federal Natl Mtge Assn #694795
 04-01-33                             5.50            2,167,890             2,269,549
Federal Natl Mtge Assn #695460
 04-01-18                             5.50            1,598,165             1,681,742
Federal Natl Mtge Assn #697145
 03-01-23                             5.50              989,609             1,034,107
Federal Natl Mtge Assn #699424
 04-01-33                             5.50            1,393,595             1,459,000
Federal Natl Mtge Assn #701101
 04-01-33                             6.00            1,821,885             1,923,038
Federal Natl Mtge Assn #704610
 06-01-33                             5.50            1,787,461             1,855,981
Federal Natl Mtge Assn #705655
 05-01-33                             5.00              640,171               657,982
Federal Natl Mtge Assn #708503
 05-01-33                             6.00              262,826               279,462
Federal Natl Mtge Assn #708504
 05-01-33                             6.00              557,745(l)            593,214
Federal Natl Mtge Assn #710780
 05-01-33                             6.00              188,988               199,481


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #711206
 05-01-33                             5.50%          $1,040,946            $1,080,849
Federal Natl Mtge Assn #711239
 07-01-33                             5.50              524,371               544,472
Federal Natl Mtge Assn #711501
 05-01-33                             5.50              663,529               695,367
Federal Natl Mtge Assn #723771
 08-01-28                             5.50              697,797               729,125
Federal Natl Mtge Assn #725017
 12-01-33                             5.50            2,505,862             2,623,873
Federal Natl Mtge Assn #725232
 03-01-34                             5.00            1,465,790             1,506,573
Federal Natl Mtge Assn #725424
 04-01-34                             5.50            7,855,423             8,156,548
Federal Natl Mtge Assn #725425
 04-01-34                             5.50            2,270,930             2,356,710
Federal Natl Mtge Assn #725684
 05-01-18                             6.00              580,388               616,621
Federal Natl Mtge Assn #725773
 09-01-34                             5.50            1,573,886             1,633,234
Federal Natl Mtge Assn #726940
 08-01-23                             5.50            1,139,860             1,193,666
Federal Natl Mtge Assn #730153
 08-01-33                             5.50              582,009               604,319
Federal Natl Mtge Assn #733367
 08-01-23                             5.50              847,783               888,039
Federal Natl Mtge Assn #735212
 12-01-34                             5.00            7,850,664             8,061,732
Federal Natl Mtge Assn #735841
 11-01-19                             4.50            4,990,662             5,154,364
Federal Natl Mtge Assn #743524
 11-01-33                             5.00            1,648,418             1,694,282
Federal Natl Mtge Assn #743579
 11-01-33                             5.50            1,403,448             1,457,247
Federal Natl Mtge Assn #745275
 02-01-36                             5.00            3,164,409             3,247,508
Federal Natl Mtge Assn #745355
 03-01-36                             5.00            3,304,360             3,391,134
Federal Natl Mtge Assn #747339
 10-01-23                             5.50            1,029,629             1,078,285
Federal Natl Mtge Assn #753507
 12-01-18                             5.00              781,935               811,530
Federal Natl Mtge Assn #759342
 01-01-34                             6.50              350,860               379,424
Federal Natl Mtge Assn #770403
 04-01-34                             5.00            1,337,034             1,372,981
Federal Natl Mtge Assn #776962
 04-01-29                             5.00            1,198,202             1,238,953
Federal Natl Mtge Assn #779676
 06-01-34                             5.00            2,281,807             2,343,154
Federal Natl Mtge Assn #785506
 06-01-34                             5.00            4,882,506             5,013,774
Federal Natl Mtge Assn #793622
 09-01-34                             5.50            5,448,938             5,654,408
Federal Natl Mtge Assn #797232
 09-01-34                             5.50            5,381,965             5,584,910
Federal Natl Mtge Assn #826585
 08-01-35                             5.00            2,055,481             2,109,459
Federal Natl Mtge Assn #841764
 07-01-35                             5.50            3,716,778             3,853,447
Federal Natl Mtge Assn #845109
 05-01-36                             6.00            5,076,462             5,324,997
Federal Natl Mtge Assn #869867
 04-01-21                             5.50            3,419,241             3,574,028
Federal Natl Mtge Assn #878661
 02-01-36                             5.50            1,741,405             1,789,837
Federal Natl Mtge Assn #881629
 02-01-36                             5.50            1,139,279             1,170,965
Federal Natl Mtge Assn #886020
 07-01-36                             6.50              897,193               968,780
Federal Natl Mtge Assn #886291
 07-01-36                             7.00              655,786               715,395
Federal Natl Mtge Assn #888414
 11-01-35                             5.00            3,490,547             3,582,210
Federal Natl Mtge Assn #893101
 10-01-36                             6.50            2,470,258             2,635,379
Federal Natl Mtge Assn #902818
 11-01-36                             5.91            2,621,523(g)          2,731,627
Federal Natl Mtge Assn #928046
 01-01-37                             6.00            3,224,195             3,382,046
Federal Natl Mtge Assn #928870
 11-01-37                             8.50              215,499               235,823
Federal Natl Mtge Assn #933966
 07-01-23                             6.00            2,270,436             2,398,277


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------



BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #933985
 08-01-23                             5.50%          $1,805,781            $1,886,579
Federal Natl Mtge Assn #941285
 06-01-37                             6.00            3,879,967             4,066,892
Federal Natl Mtge Assn #960606
 10-01-36                             5.50            3,245,178             3,367,548
Federal Natl Mtge Assn #984458
 05-01-38                             6.00            4,107,633             4,305,296
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-119 Cl GI
 12-25-33                            10.48              449,449(j)             73,633
 12-25-33                            10.74              256,728(j)             42,059
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
 07-25-33                            29.02            1,683,127(j)            175,344
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
 12-25-31                            22.49              389,413(j)             32,973
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
 12-25-22                            27.35              158,055(j)             10,200
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-70 Cl YJ
 08-25-35                           129.13            1,869,992(j)             44,986
Govt Natl Mtge Assn
 06-01-39                             4.50           10,000,000(e)         10,087,501
 06-01-39                             5.00            7,000,000(e)          7,201,250
Govt Natl Mtge Assn #3931
 12-20-36                             6.00            3,262,467             3,407,983
Govt Natl Mtge Assn #518371
 02-15-30                             7.00              117,064               127,828
Govt Natl Mtge Assn #528344
 03-15-30                             7.00              284,298               310,439
Govt Natl Mtge Assn #556293
 12-15-31                             6.50              337,251               361,870
Govt Natl Mtge Assn #583182
 02-15-32                             6.50              551,120               590,663
Govt Natl Mtge Assn #595256
 12-15-32                             6.00              281,382               296,524
Govt Natl Mtge Assn #619613
 09-15-33                             5.00            1,110,411             1,148,651
Govt Natl Mtge Assn #646077
 12-15-37                             6.00              427,182               447,099
Govt Natl Mtge Assn #656213
 08-15-36                             6.00              442,807               463,176
Govt Natl Mtge Assn #673220
 10-15-38                             6.00              425,102               444,524
Govt Natl Mtge Assn #677322
 09-15-38                             6.00              270,675               283,042
Govt Natl Mtge Assn #684307
 02-15-38                             6.00              416,665               435,701
Govt Natl Mtge Assn #691269
 07-15-38                             6.00              137,680               143,971
Govt Natl Mtge Assn #699075
 09-15-38                             6.00              435,208               455,092
Govt Natl Mtge Assn #699837
 01-15-39                             6.00              444,750               465,070
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
 04-25-35                             0.00            4,902,377(b,i,j)             --
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-AR25 Cl 3A3
 09-25-36                             6.72            9,803,607(j)            101,255
JPMorgan Mtge Trust
 Collateralized Mtge Obligation
 Series 2004-S2 4A5
 11-25-34                             6.00              854,202               650,161
Lehman XS Trust
 Collateralized Mtge Obligation
 Series 2007-5H Cl 1A1
 05-25-37                             6.50            4,530,769             2,108,224


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
 08-25-19                             5.00%            $298,277              $276,572
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
 09-25-19                             5.00              421,873               377,230
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-3 Cl 1A2
 04-25-35                             5.50            1,537,000               986,143
Nomura Asset Acceptance Corp
 Collateralized Mtge Obligation
 Series 2006-AF1 Cl 1A1A
 05-25-36                             0.41            1,416,424(h)            947,427
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2002-QS14 Cl A12
 09-25-32                             5.50            2,578,849             2,116,280
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
 10-25-33                             5.50              520,617               474,534
Washington Mutual Alternative Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-5 Cl 3A1B
 07-25-36                             0.37              728,945(h)            659,776
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR12 Cl 2A1
 09-25-36                             6.10            1,827,838(g)          1,254,566
                                                                      ---------------
Total                                                                     353,124,923
-------------------------------------------------------------------------------------

ELECTRIC (0.3%)
FirstEnergy
 Sr Unsecured Series B
 11-15-11                             6.45              245,000               256,056
NiSource Finance
 11-15-10                             7.88              660,000               671,641
                                                                      ---------------
Total                                                                         927,697
-------------------------------------------------------------------------------------

GAS PIPELINES (0.6%)
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                             7.75              400,000               415,797
Northern Natural Gas
 Sr Unsecured
 06-01-11                             7.00              500,000(d)            540,632
Transcontinental Gas Pipe Line LLC
 Sr Unsecured Series B
 08-15-11                             7.00              900,000               943,987
                                                                      ---------------
Total                                                                       1,900,416
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.3%)
Anadarko Finance
 Series B
 05-01-11                             6.75              655,000(c)            682,958
Devon Financing
 09-30-11                             6.88              380,000(c)            411,928
                                                                      ---------------
Total                                                                       1,094,886
-------------------------------------------------------------------------------------

MEDIA CABLE (0.1%)
Comcast
 03-15-11                             5.50              260,000               272,659
-------------------------------------------------------------------------------------

RAILROADS (0.1%)
CSX
 Sr Unsecured
 03-15-11                             6.75              195,000               204,109
-------------------------------------------------------------------------------------

WIRELINES (0.8%)
AT&T
 Sr Unsecured
 03-15-11                             6.25              660,000               703,078
Telefonica Emisiones SAU
 06-20-11                             5.98              195,000(c)            205,938
Telefonica Europe
 09-15-10                             7.75              195,000(c)            206,860
TELUS
 Sr Unsecured
 06-01-11                             8.00              655,000(c)            704,185


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------



BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELINES (CONT.)
Verizon Pennsylvania
 Sr Unsecured Series A
 11-15-11                             5.65%            $685,000              $722,853
                                                                      ---------------
Total                                                                       2,542,914
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $393,955,076)                                                     $391,634,320
-------------------------------------------------------------------------------------




MONEY MARKET FUND (2.6%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.27%              8,620,461(o)          $8,620,461
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $8,620,461)                                                         $8,620,461
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $402,575,537)(p)                                                  $400,254,781
=====================================================================================





INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT MAY 31, 2009



                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
U.S. Treasury Note, 2-
  year                          (23)       $(5,013,281)   July 2009          $(2,197)
U.S. Treasury Note, 5-
  year                          (17)        (1,979,172)   July 2009           12,455
U.S. Treasury Note, 10-
  year                          (67)        (7,947,875)   June 2009          198,758
U.S. Treasury Note, 10-
  year                          (35)        (4,095,000)  Sept. 2009          (45,452)
------------------------------------------------------------------------------------
Total                                                                       $163,564
------------------------------------------------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At May 31, 2009, the value of foreign securities represented 0.7% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2009, the value of these securities amounted to $11,357,503 or 3.5% of net assets.

(e) At May 31, 2009, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $72,304,471. See Note 1 to the financial statements.


--------------------------------------------------------------------------------
24  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on May 31, 2009.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 2009.

(i)  Negligible market value.

(j) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at May 31, 2009.

(k)  This position is in bankruptcy.

(l) At May 31, 2009, investments in securities included securities valued at $540,421 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(m) Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at May 31, 2009:

                              PRINCIPAL   SETTLEMENT    PROCEEDS
     SECURITY                  AMOUNT        DATE      RECEIVABLE       VALUE
     --------------------------------------------------------------------------
     Federal Natl Mtge Assn
      06-01-39 5.00%         $8,200,000    06-11-09    $8,339,453    $8,394,750


(n) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     FSA   -- Financial Security Assurance
     MGIC  -- Mortgage Guaranty Insurance Corporation




--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

(o) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at May 31, 2009.

(p) At May 31, 2009, the cost of securities for federal income tax purposes was $412,001,636 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $11,368,343
     Unrealized depreciation                         (23,115,198)
     -----------------------------------------------------------
     Net unrealized depreciation                    $(11,746,855)
     -----------------------------------------------------------





--------------------------------------------------------------------------------
26  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosures relating to the fair valuation of securities for financial statement purposes.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of May 31, 2009:

                                        FAIR VALUE AT MAY 31, 2009
                        ----------------------------------------------------------
                             LEVEL 1         LEVEL 2
                          QUOTED PRICES       OTHER        LEVEL 3
                            IN ACTIVE      SIGNIFICANT   SIGNIFICANT
                           MARKETS FOR     OBSERVABLE   UNOBSERVABLE
DESCRIPTION             IDENTICAL ASSETS     INPUTS        INPUTS         TOTAL
----------------------------------------------------------------------------------
Investments in
  securities               $8,620,461     $382,692,656   $8,941,664   $400,254,781
Other financial
  instruments*                163,564               --           --        163,564
----------------------------------------------------------------------------------
Total                      $8,784,025     $382,692,656   $8,941,664   $400,418,345
----------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as futures, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                 INVESTMENTS IN
                                                   SECURITIES
---------------------------------------------------------------
Balance as of May 31, 2008                         $8,131,384
  Accrued discounts/premiums                          (56,711)
  Realized gain (loss)                              1,379,691
  Change in unrealized appreciation
    (depreciation)*                                (2,386,164)
  Net purchases (sales)                             1,762,837
  Transfers in and/or out of Level 3                  110,627
---------------------------------------------------------------
Balance as of May 31, 2009                         $8,941,664
---------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2009 was $(2,419,533).


--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------





HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
28  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
MAY 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $393,955,076)                     $391,634,320
  Affiliated money market fund (identified cost $8,620,461)                  8,620,461
--------------------------------------------------------------------------------------
Total investments in securities (identified cost $402,575,537)             400,254,781
Capital shares receivable                                                      109,397
Dividends and accrued interest receivable                                    1,556,505
Receivable for investment securities sold                                   83,957,550
--------------------------------------------------------------------------------------
Total assets                                                               485,878,233
--------------------------------------------------------------------------------------
LIABILITIES
Forward sale commitments, at value (proceeds receivable $8,339,453)          8,394,750
Dividends payable to shareholders                                              119,892
Capital shares payable                                                         331,942
Payable for investment securities purchased                                 75,619,285
Payable for securities purchased on a forward-commitment basis              72,304,471
Variation margin payable on futures contracts                                  127,773
Accrued investment management services fees                                      4,298
Accrued distribution fees                                                       21,992
Accrued transfer agency fees                                                       670
Accrued administrative services fees                                               627
Accrued plan administration services fees                                           13
Other accrued expenses                                                          97,958
--------------------------------------------------------------------------------------
Total liabilities                                                          157,023,671
--------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $328,854,562
--------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $    689,532
Additional paid-in capital                                                 353,241,589
Undistributed net investment income                                             36,056
Accumulated net realized gain (loss)                                       (22,900,126)
Unrealized appreciation (depreciation) on investments                       (2,212,489)
--------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $328,854,562
--------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $ 78,939,541           16,543,068                       $4.77(1)
Class B                     $ 24,176,629            5,064,728                       $4.77
Class C                     $  4,090,259              856,738                       $4.77
Class I                     $221,584,142           46,475,255                       $4.77
Class R4                    $     63,991               13,427                       $4.77
-----------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $5.01. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  29

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED MAY 31, 2009


INVESTMENT INCOME
Income:
Interest                                                      $ 19,301,247
Income distributions from affiliated money market fund             213,377
  Less foreign taxes withheld                                         (517)
--------------------------------------------------------------------------
Total income                                                    19,514,107
--------------------------------------------------------------------------
Expenses:
Investment management services fees                              1,731,277
Distribution fees
  Class A                                                          213,851
  Class B                                                          267,370
  Class C                                                           40,318
Transfer agency fees
  Class A                                                          189,770
  Class B                                                           62,602
  Class C                                                            9,207
  Class R4                                                           3,392
Administrative services fees                                       252,478
Plan administration service fees -- Class R4                        16,960
Compensation of board members                                       10,561
Custodian fees                                                      60,875
Printing and postage                                                33,096
Registration fees                                                   53,920
Professional fees                                                   40,630
Other                                                               15,303
--------------------------------------------------------------------------
Total expenses                                                   3,001,610
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                (541,040)
  Earnings and bank fee credits on cash balances                    (1,200)
--------------------------------------------------------------------------
Total net expenses                                               2,459,370
--------------------------------------------------------------------------
Investment income (loss) -- net                                 17,054,737
--------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                         (7,615,426)
  Futures contracts                                            (10,766,699)
--------------------------------------------------------------------------
Net realized gain (loss) on investments                        (18,382,125)
Net change in unrealized appreciation (depreciation) on
  investments                                                    2,926,890
--------------------------------------------------------------------------
Net gain (loss) on investments                                 (15,455,235)
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $  1,599,502
--------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED MAY 31,                                                    2009          2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $ 17,054,737  $ 19,201,708
Net realized gain (loss) on investments                        (18,382,125)     (883,804)
Net change in unrealized appreciation (depreciation) on
  investments                                                    2,926,890       282,877
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                     1,599,502    18,600,781
----------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                     (3,899,777)   (4,636,312)
    Class B                                                     (1,013,132)   (1,375,945)
    Class C                                                       (152,824)     (166,238)
    Class I                                                    (11,827,943)  (10,669,521)
    Class R4                                                      (290,189)   (1,927,487)
  Net realized gain
    Class A                                                       (635,778)           --
    Class B                                                       (193,543)           --
    Class C                                                        (29,317)           --
    Class I                                                     (1,808,398)           --
    Class R4                                                          (451)           --
----------------------------------------------------------------------------------------
Total distributions                                            (19,851,352)  (18,775,503)
----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                19,874,397    21,261,899
  Class B shares                                                 7,170,065     7,521,919
  Class C shares                                                 1,148,620       493,948
  Class I shares                                                73,431,416    60,497,906
  Class R4 shares                                                   75,985     3,560,740
Reinvestment of distributions at net asset value
  Class A shares                                                 4,107,536     4,221,397
  Class B shares                                                 1,103,090     1,272,184
  Class C shares                                                   167,436       153,418
  Class I shares                                                13,610,360    10,765,444
  Class R4 shares                                                  161,216     1,945,056
Payments for redemptions
  Class A shares                                               (36,083,563)  (40,583,767)
  Class B shares                                               (16,410,942)  (19,411,598)
  Class C shares                                                (1,228,211)   (1,336,741)
  Class I shares                                               (75,837,805)  (57,241,980)
  Class R4 shares                                              (41,377,098)   (2,867,441)
----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                 (50,087,498)   (9,747,616)
----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        (68,339,348)   (9,922,338)
Net assets at beginning of year                                397,193,910   407,116,248
----------------------------------------------------------------------------------------
Net assets at end of year                                     $328,854,562  $397,193,910
----------------------------------------------------------------------------------------
Undistributed net investment income                           $     36,056  $     69,436
----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS  ----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.99        $5.00        $4.92        $5.12        $5.03
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .21(b)       .23(b)       .22          .21          .19
Net gains (losses) (both realized and
 unrealized)                                          (.18)        (.02)         .09         (.20)         .10
--------------------------------------------------------------------------------------------------------------
Total from investment operations                       .03          .21          .31          .01          .29
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.21)        (.22)        (.23)        (.20)        (.20)
Distributions from realized gains                     (.04)          --           --         (.01)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.25)        (.22)        (.23)        (.21)        (.20)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.77        $4.99        $5.00        $4.92        $5.12
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $79          $95         $111         $126         $159
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.08%        1.09%        1.17%        1.19%        1.10%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .89%         .89%         .89%         .89%         .95%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         4.51%        4.56%        4.45%        4.08%        3.67%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               431%(g)      354%         306%         178%         137%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                       .79%        4.31%        6.30%         .12%        5.78%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended May 31, 2009 and 2008.
(g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 162% for the year ended May 31, 2009.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.99        $5.00        $4.93        $5.12        $5.04
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .18(b)       .19(b)       .19          .17          .15
Net gains (losses) (both realized and
 unrealized)                                          (.18)        (.01)         .07         (.19)         .09
--------------------------------------------------------------------------------------------------------------
Total from investment operations                        --          .18          .26         (.02)         .24
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.18)        (.19)        (.19)        (.16)        (.16)
Distributions from realized gains                     (.04)          --           --         (.01)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.22)        (.19)        (.19)        (.17)        (.16)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.77        $4.99        $5.00        $4.93        $5.12
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $24          $34          $44          $64          $98
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.84%        1.86%        1.94%        1.95%        1.86%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.65%        1.65%        1.64%        1.64%        1.69%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         3.75%        3.79%        3.70%        3.31%        2.90%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               431%(g)      354%         306%         178%         137%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                       .03%        3.53%        5.30%        (.42%)       4.78%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended May 31, 2009 and 2008.
(g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 162% for the year ended May 31, 2009.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------


CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.99        $5.00        $4.93        $5.12        $5.04
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .18(b)       .19(b)       .19          .17          .15
Net gains (losses) (both realized and
 unrealized)                                          (.18)        (.01)         .07         (.19)         .09
--------------------------------------------------------------------------------------------------------------
Total from investment operations                        --          .18          .26         (.02)         .24
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.18)        (.19)        (.19)        (.16)        (.16)
Distributions from realized gains                     (.04)          --           --         (.01)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.22)        (.19)        (.19)        (.17)        (.16)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.77        $4.99        $5.00        $4.93        $5.12
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $4           $4           $5           $7          $11
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.83%        1.85%        1.94%        1.95%        1.85%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.65%        1.65%        1.64%        1.64%        1.70%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         3.76%        3.80%        3.70%        3.31%        2.90%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               431%(g)      354%         306%         178%         137%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                       .03%        3.53%        5.30%        (.43%)       4.79%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended May 31, 2009 and 2008.
(g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 162% for the year ended May 31, 2009.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.99        $5.00        $4.92        $5.11        $5.03
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .23(b)       .25(b)       .24          .22          .20
Net gains (losses) (both realized and
 unrealized)                                          (.18)        (.02)         .08         (.19)         .09
--------------------------------------------------------------------------------------------------------------
Total from investment operations                       .05          .23          .32          .03          .29
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.23)        (.24)        (.24)        (.21)        (.21)
Distributions from realized gains                     (.04)          --           --         (.01)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.27)        (.24)        (.24)        (.22)        (.21)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.77        $4.99        $5.00        $4.92        $5.11
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $222         $222         $207           $6          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          .61%         .63%         .63%         .73%         .66%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .48%         .48%         .54%         .54%         .62%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         4.93%        4.97%        4.90%        4.99%        3.99%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               431%(g)      354%         306%         178%         137%
--------------------------------------------------------------------------------------------------------------
Total return                                         1.21%        4.74%        6.68%         .59%        5.92%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended May 31, 2009 and 2008.
(g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 162% for the year ended May 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.99        $5.00        $4.92        $5.11        $5.03
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .23(b)       .23(b)       .23          .21          .20
Net gains (losses) (both realized and
 unrealized)                                          (.10)        (.01)         .08         (.19)         .08
--------------------------------------------------------------------------------------------------------------
Total from investment operations                       .13          .22          .31          .02          .28
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.31)        (.23)        (.23)        (.20)        (.20)
Distributions from realized gains                     (.04)          --           --         (.01)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.35)        (.23)        (.23)        (.21)        (.20)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.77        $4.99        $5.00        $4.92        $5.11
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $42          $40          $35          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          .89%         .93%         .99%        1.04%         .94%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .70%         .75%         .71%         .71%         .77%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         4.38%        4.69%        4.63%        4.40%        3.99%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               431%(g)      354%         306%         178%         137%
--------------------------------------------------------------------------------------------------------------
Total return                                         2.82%        4.46%        6.51%         .49%        5.75%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended May 31, 2009 and 2008.
(g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 162% for the year ended May 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource U.S. Government Mortgage Fund (the Fund) is a series of RiverSource Government Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Government Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in mortgage-backed securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At May 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares. At May 31, 2009, the Investment Manager, RiverSource Life Insurance Company and the RiverSource affiliated funds-of-funds owned approximately 67% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


VALUATION OF SECURITIES
Effective June 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value. Investments in money market funds are valued at net asset value.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-

--------------------------------------------------------------------------------
38  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



commitments. At May 31, 2009, the Fund has outstanding when-issued securities of $70,723,354 and other forward-commitments of $1,581,117.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

FORWARD SALE COMMITMENTS
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and options contracts, recognition of unrealized appreciation (depreciation) for certain derivative investments, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $95,748 and accumulated net realized loss has been increased by $95,748.

The tax character of distributions paid for the years indicated is as follows:

                                            YEAR ENDED MAY 31,
                                    2009                         2008
                         --------------------------   --------------------------
                           ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                            INCOME     CAPITAL GAIN      INCOME     CAPITAL GAIN
                         -------------------------------------------------------
Class A                  $ 4,535,555        $--       $ 4,636,312        $--
Class B                    1,206,675         --         1,375,945         --
Class C                      182,141         --           166,238         --
Class I                   13,636,341         --        10,669,521         --
Class R4                     290,640         --         1,927,487         --


At May 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $    342,467
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(13,435,568)
Unrealized appreciation (depreciation).........  $(11,863,566)




--------------------------------------------------------------------------------
40  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



RECENT ACCOUNTING PRONOUNCEMENTS
The Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45." The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivatives and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At May 31, 2009, the Fund did not own nor was it a party to any credit derivative contracts within the scope of these amendments.

The Fund has adopted Statement of Financial Accounting Standards No. 161 (SFAS
161), "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. See Investments in Derivatives below for more information.

On April 9, 2009, the FASB issued Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Management is currently evaluating the impact that the adoption of FSP 157-4 will have on the amounts and disclosures within the Fund's financial statements.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.


--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


--------------------------------------------------------------------------------
42  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



The gross notional amount of short contracts was $19 million at May 31, 2009. The monthly average gross notional contract amount for these contracts was $63 million for the year ended May 31, 2009.

TOTAL RETURN SWAP TRANSACTIONS
The Fund may enter into total return swap agreements to gain exposure to the total return on a specified security, a basket of securities or a security index during the specified period, in return for periodic payments based on a fixed or variable interest rate. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or securities in a market. Under the terms of a total return swap agreement, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of equity securities, a mortgage-backed security, a combination of mortgage-backed securities, or an index) in exchange for a specified interest rate.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities. The risk in the case of short total return swap transactions is unlimited based on the potential for unlimited increases in the market value of the referenced securities. This risk may be offset if the Fund holds any of the referenced assets. The risk in the case of long total return swap transactions is limited to the current notional amount of the total return swap. Total return swaps are also subject to the risk of the counterparty not fulfilling its obligations under the agreement. The counterparty risk may be offset by any collateral held by the Fund related to the swap transactions. At May 31, 2009, and for the year then ended, the Fund had no outstanding total return swap contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the

--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2009


                                ASSET DERIVATIVES                  LIABILITY DERIVATIVES
                       ------------------------------------------------------------------------
                         STATEMENT OF ASSETS                  STATEMENT OF ASSETS
RISK EXPOSURE              AND LIABILITIES                      AND LIABILITIES
CATEGORY                       LOCATION         FAIR VALUE          LOCATION         FAIR VALUE
-----------------------------------------------------------------------------------------------
Interest rate          Net Assets --                        Net Assets --
  contracts            Unrealized appreciation    211,213*  Unrealized depreciation     $47,649*
-----------------------------------------------------------------------------------------------
Total                                             211,213                                47,649
-----------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin of futures contracts is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2009


             AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                                                                FUTURES
-----------------------------------------------------------------------------------------------
Interest rate contracts                                                            $(10,766,699)
-----------------------------------------------------------------------------------------------
TOTAL                                                                              $(10,766,699)
-----------------------------------------------------------------------------------------------



    CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                                                                FUTURES
-----------------------------------------------------------------------------------------------
Interest rate contracts                                                               $(691,566)
-----------------------------------------------------------------------------------------------
TOTAL                                                                                 $(691,566)
-----------------------------------------------------------------------------------------------


3. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.48% to 0.29% annually as the Fund's net assets increase. The management fee for the year ended May 31, 2009 was 0.48% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, a fee for administration and accounting services at a percentage of the

--------------------------------------------------------------------------------
44  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's net assets increase. The fee for the year ended May 31, 2009 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2009, other expenses paid to this company were $2,147.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has agreements with RiverSource Distributors, Inc. and RiverSource Fund Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate

--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,009,000 and $36,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $78,259 for Class A, $22,751 for Class B and $197 for Class C for the year ended May 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended May 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A.............................................  0.89%
Class B.............................................  1.65
Class C.............................................  1.65
Class I.............................................  0.48
Class R4............................................  0.70


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $52,313
Class B...........................................   16,615
Class C...........................................    2,466
Class R4..........................................    2,916


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4..........................................  $1,183


The management fees waived/reimbursed at the Fund level were $465,547.

Under an agreement which was effective until May 31, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired

--------------------------------------------------------------------------------
46  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




funds*), would not exceed the following percentage of the class average daily net assets:

Class A.............................................  0.89%
Class B.............................................  1.65
Class C.............................................  1.65
Class I.............................................  0.48
Class R4............................................  0.75


Effective June 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class average daily net assets:

Class A.............................................  0.89%
Class B.............................................  1.65
Class C.............................................  1.65
Class I.............................................  0.47
Class R4............................................  0.77


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended May 31, 2009, the Fund's transfer agency fees were reduced by $1,200 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from June 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $63,152 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations, but including mortgage-dollar rolls) aggregated $1,906,701,335 and $2,023,202,969, respectively, for the year ended May 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         YEAR ENDED MAY 31, 2009
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                 4,148,102      866,721     (7,573,975)      (2,559,152)
Class B                 1,504,114      232,629     (3,413,335)      (1,676,592)
Class C                   240,131       35,345       (256,741)          18,735
Class I                15,087,681    2,874,393    (15,906,305)       2,055,769
Class R4                   22,129       32,732     (8,546,518)      (8,491,657)
----------------------------------------------------------------------------------


                                         YEAR ENDED MAY 31, 2008
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                 4,250,751      842,644     (8,112,975)      (3,019,580)
Class B                 1,496,899      253,951     (3,883,104)      (2,132,254)
Class C                    98,644       30,621       (266,401)        (137,136)
Class I                12,137,691    2,151,644    (11,378,602)       2,910,733
Class R4                  715,755      388,748       (571,898)         532,605
----------------------------------------------------------------------------------


6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $219,092,879 and $235,368,190, respectively, for the year ended May 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at May 31, 2009, can be found in the Portfolio of Investments.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement,

--------------------------------------------------------------------------------
48  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended May 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

8. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $410,120 at May 31, 2009, that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At May 31, 2009, the Fund had a post-October loss of $13,025,448 that is treated for income tax purposes as occurring on June 1, 2009.


--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


--------------------------------------------------------------------------------
50  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial

--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------



believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
52  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource U.S. Government Mortgage Fund (the
Fund) (one of the portfolios constituting the RiverSource Government Income Series, Inc.) as of May 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through May 31, 2007, were audited by other auditors whose report dated July 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)  -----------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource U.S. Government Mortgage Fund of the RiverSource Government Income Series, Inc. at May 31, 2009, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
July 21, 2009


--------------------------------------------------------------------------------
54  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      3.56%


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 149 funds, which includes 105 RiverSource funds and 44 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
56  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 67                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 48                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
58  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  59

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS

--------------------------------------------------------------------------------
60  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Agreement. Further, the Board considered RiverSource Investments' ability to retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and the exceptionally challenging market conditions involved.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio

--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  61

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------



of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
62  RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
             RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND -- 2009 ANNUAL REPORT  63

RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., and
                                RiverSource Fund Distributors, Inc., Members FINRA, and
                                managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                              S-6245 L (7/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

           (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

           (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne
           P. Jones, each qualify as audit committee financial experts.

Item 4.    Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended May 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Government Income Series, Inc. were as follows:

                          2009 - $52,766 2008 - $49,300

(b) Audit - Related Fees. The fees for the year ended May 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Government Income Series, Inc. were as follows:

                          2009 - $2,833 2008 - $1,590

(c) Tax Fees. The fees for the year ended May 31, to Ernst & Young LLP for tax compliance related services for RiverSource Government Income Series, Inc. were as follows:

                           2009 - $8,514 2008 - $6,600

(d) All Other Fees. The fees for the year ended May 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Government Income Series, Inc. were as follows:

                               2009 - $0 2008 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 and 2008 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended May 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                         2009 - $587,353 2008 - $619,990

(h) 100% of the services performed in item (g) above during 2009 and 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial

           Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Government Income Series, Inc.


By /s/ Patrick T. Bannigan
   ---------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date August 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ---------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date August 4, 2009


By /s/ Jeffrey P. Fox
   ---------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date August 4, 2009